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                                                                    EXHIBIT 99.1

                                                                  EXECUTION COPY

                         CO-BRANDED SERVICES AGREEMENT

          This Co-Branded Services Agreement (this "Agreement"), made as of May 2, 2000, by and between TMP Interactive Inc., a Delaware corporation ("TMP") and Contractors Resources, Inc., a New Jersey corporation d/b/a MyBiz Office ("MyBiz") and, solely for the purposes set forth on the signature page of this Agreement, The Netplex Group, Inc., a New York corporation ("Netplex").

                             W i t n e s s e t h:

          WHEREAS, TMP operates an interactive job search service on the World Wide Web site currently located at the URL address "http://www.Monster.com", but such address is subject to change ("Monster.com"), and an interactive contract talent matching service on the World Wide Web site currently located at the URL addresses "www.talentmarket.Monster.com", "www.monstertalentmarket.com" and "www.monstertalent.com", but such addresses are subject to change ( "Monster Talent Market");

          WHEREAS, MyBiz operates an online business services provider ("BSP") which provides W-2 status to independent contractors and includes the following web-enabled bundled services by means of a World Wide Web site currently located at the URL address "http://www.mybizoffice.com" but such address is subject to change ("mybizoffice.com"), (collectively, the "MyBizService"): (i) W-2 employee status; (ii) time sheet collection and billing; (iii) expense reimbursement;
(iv) accounts receivable management and customer collections; (v) state/federal/local payroll tax filings; (vi) credit union membership; (vii) profit sharing administration; (viii) 401(k) administration; (ix) benefits administration; (x) deferred compensation; (xi) contract review; and (xii) billing rate advice.

          WHEREAS, TMP and MyBiz wish to establish a relationship pursuant to which (a) MyBiz shall create and host a co-branded website which may be accessed by means of Impressions from Monster Talent Market and Monster.com; (b) MyBiz will be positioned within the Monster Talent Market as the premier provider of the MyBizService; (provided, that nothing contained herein shall prohibit TMP or its affiliates from developing a service similar to the MyBizService for use on any web site owned or operated by TMP or its affiliates, provided that MyBiz continues to be the premier provider on Monster Talent Market); and (c) Monster Talent Market will be positioned within mybizoffice.com as the leading provider of online career information, project search tools, resume and profile building and search tools, and project listing and resume data for contract talent.

          WHEREAS, the parties wish to provide the terms and conditions for the establishment and operation of such relationship.
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          NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereby agree as follows:

          1.  Definitions.  As used in this Agreement, the following terms have
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the respective meanings set forth below:

          "Affiliated MyBiz Site" means mybizoffice.com, contractorsresources.com, netplexgroup.com, techcellence.com or any site owned or operated by MyBiz, Netplex or any direct or indirect subsidiary or parent thereof.

          "BSP" has the meaning set forth in the recitals hereto.

          "Change in Control" means (a) the consummation of (i) any consolidation, merger or reorganization involving a party, unless such consolidation, merger or reorganization is a "Non-Control Transaction" (as defined below) or (ii) any sale, lease, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of such party, or (b) the approval by the stockholders of such party of any plan or proposal for liquidation or dissolution of such party, or
(c) any person (as such term is used in Section 13(d) and 14(d)(2) of the Exchange Act), becoming the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of the combined voting power of the then outstanding voting securities of such party other than, in the case of TMP,
(i) a person who owns or owned shares of TMP Class B Common Stock, (ii) pursuant to a plan or arrangement entered into by such person and TMP, or (iii) pursuant to receipt of such shares from a stockholder of TMP pursuant to such stockholder's will or the laws of descent and distribution. Change in Control shall not include any modification of the capital ownership of MyBiz as a result of a public offering resulting in a listing on the New York Stock Exchange, the Nasdaq National Market, the Nasdaq Small Cap Market or another national stock exchange.

          "Co-Branded Service" means the co-branded website offering the bundled MyBizService provided by MyBiz and hosted by mybizoffice.com and accessed by means of links from Monster Talent Market and, to the extent provided in this Agreement, Monster.com. Subject to Section 3(c), the Co-Branded Service shall provide access to service offerings of both Monster Talent Market and mybizoffice.com and shall have the look and feel of Monster Talent Market. In addition, following the Public Launch Date of the Customized Co-Branded Service as contemplated by Section 3(b), the term "Co-Branded Service" shall refer to the Customized Co-Branded Service.

          "Confidential Information" has the meaning provided in Section 15 of this Agreement.

          "Customized Co-Branded Service" means a version of the Co-Branded Service customized for and integrated with the Monster Talent Market and hosted on mybizoffice.com which will include value-added features to be designated by TMP and reasonably acceptable to MyBiz for Monster Talent Market users who register on mybizoffice.com for the MyBizService or

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the Co-Branded Service. Nothing herein shall be construed to require MyBiz to include features on the Customized Co-Branded Service which are not included in the MyBizService.

          "Disclosing Party" has the meaning provided in Section 15 of this Agreement.

          "e-cruiting" means facilitation of matching and/or recruiting of independent contractors or employees and employers via the Internet.

          "e-procurement" means the management of contingent workers as independent contractors by means of the Internet.

          "e-office BSP" means the administration of back-office services for independent contractors by means of the Internet.

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          "Gross Revenues" means (a) the gross fees paid for the MyBizService by Monster Users who enroll for the MyBizService through Monster Talent Market or via a link from Monster.com and (b) the gross fees of MyBiz from all e-commerce activities that are generated by such Monster Users. "Gross Revenues" refers only to the fees paid by, on behalf of, or with respect to, Monster Users for the MyBizService, and not to the gross billings to the respective clients of the Monster Users that utilize the MyBizService. Gross Revenues shall include all payments made in cash and the value of all payments made in services or in kind. Payments made in services or in kind shall be valued at their fair market value at the time of such payment.

          "Impression" means each instance that a promotion appears on a page view so long as such promotion links to the Co-Branded Service within an environment wherein the user has the ability to click on the promotion and be transferred to the Co-Branded Service.

          "Impressions Commitment" has the meaning set forth in Section 4(a)(i) of this Agreement.

          "Impressions Final Shortfall" has the meaning set forth in Section 4(a)(i) of this Agreement.

          "Monster.com" has the meaning set forth in the first "Whereas" clause of this Agreement.

          "Monster Talent Market" has the meaning set forth in the first "Whereas" clause of this Agreement.

          "Monster User" means an individual that (a) registers with MyBiz on the Co-Branded Service (regardless of whether the Monster User is listed as a referral on such individual's Registration Form), (b) specifies on the Registration Form a Reference Code (which Reference Code

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shall be provided to MyBiz by TMP) that identifies Monster Talent Market or otherwise indicates on the Registration Form that such individual was referred by Monster Talent Market (regardless of how the Co-Branded Service is accessed by such individual), and/or (c) otherwise registers with MyBiz through Monster Talent Market and such information is communicated to MyBiz; provided that, in
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the case of either (a), (b) or (c), there is no other effective registration on file with MyBiz for the individual. In addition to the foregoing, in the event that Monster Talent Market or Monster.com notifies MyBiz that an individual or entity that registers with mybizoffice.com who is not a "Monster User" under clauses (a), (b) or (c) above was referred to MyBiz by Monster Talent Market, then such individual or entity shall be deemed to be a Monster User unless MyBiz determines in good faith (subject to TMP's review and reasonable approval) that the primary reason that such individual or entity registered with MyBiz was other than the referral by Monster Talent Market or Monster.com.

          "MyBiz" has the meaning set forth in the recitals to this Agreement.

          "MyBizService" has the meaning set forth in the second recital to this Agreement.

          "mybizoffice.com" has the meaning set forth in the recitals to this Agreement.

          "Non-Control Transaction" means a consolidation, merger or reorganization of a party where (a) the stockholders of such party immediately before such consolidation, merger or reorganization own, directly or indirectly, at least a majority of the combined voting power of the outstanding voting securities of the corporation resulting from such consolidation, merger or reorganization (the "Surviving Corporation"), (b) the individuals who were members of the Board of such party immediately prior to the execution of the agreement providing for such consolidation, merger or reorganization constitute at least 50% of the members of the Board of Directors of the Surviving Corporation, or a corporation directly or indirectly beneficially owning a majority of the voting securities of the Surviving Corporation and (c) no person (other than (i) such party, (ii) any subsidiary of such party, (iii) any employee benefit plan (or any trust forming a part thereof) maintained by such party, the Surviving Corporation or any subsidiary, or (iv) any person who, immediately prior to such consolidation, merger or reorganization, beneficially owned more than 50% of the combined voting power of the then outstanding voting securities of such party) beneficially owns more than 50% of the combined voting power of the Surviving Corporation's then outstanding voting securities.

          "Public Launch Date" means the date on which the Co-Branded Service is launched to the general Internet public on mybizoffice.com.

          "Receiving Party" has the meaning provided in Section 15 of this Agreement.

          "Reference Code" means a code assigned by MyBiz and prompted for on the Registration Form indicating that a mybizoffice.com user was referred by a specific person or entity.

          "Registration Form" means a form containing information that mybizoffice.com requires from its users prior to allowing them to register for the MyBizService.

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          "TMP" has the meaning set forth in the recitals to this Agreement.

          2.  Term.  (a)   The term of this Agreement shall commence on the date
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hereof and shall continue until the second anniversary of the Public Launch Date unless earlier terminated pursuant to Section 9 of this Agreement.

          (b) Unless TMP shall have terminated this Agreement prior to the end of the term in accordance with Section 9, MyBiz shall have a "right of first negotiation" with respect to continuing to provide the services contemplated by this Agreement after the end of the term. The right of first negotiation requires that, if TMP, in its sole discretion, determines to continue to offer to users of Monster Talent Market and Monster.com a service substantially similar to the MyBizService through an unaffiliated BSP after the end of the term, then during the two month period commencing six months and ending four months before the second anniversary of the date hereof, TMP agrees to negotiate exclusively and in good faith with MyBiz to be the premier provider of services substantially similar to the MyBizService on Monster Talent Market. If, upon the expiration of such two month period, the material business terms of such agreement have not been agreed to between the parties, TMP may negotiate and enter into an agreement to provide such services with a third party on terms to be agreed upon between TMP and such third party, whether more or less favorable than those discussed with MyBiz. Neither party shall be obligated to enter into an agreement to continue providing the services described herein with the other party.

          3.  The Co-Branded Service.
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          (a) As soon as practicable following the date of this Agreement MyBiz shall develop and make available to users a version of the Co-Branded Service that shall operate with substantially no defects which, in the reasonable discretion of TMP after consultation with MyBiz, render the Co-Branded Service inferior to or less functional than the MyBizService operated on mybizoffice.com. The Co-Branded Service shall not be required to contain features which are not carried on the MyBizService. After TMP's approval and acceptance of such version of the Co-Branded Service, MyBiz shall launch the Co-Branded Service on a mutually-agreed date. TMP shall have the right to review and approve, in its reasonable discretion, the user interface, site design and other aspects of the Co-Branded Service prior to its launch. At any time prior to the Public Launch Date, TMP shall have the right to (i) consult with MyBiz as often as may be necessary and reasonable regarding the design of, and development schedule for, the Co-Branded Service; and (ii) provide creative guidance to MyBiz and assist in the editorial review of the Co-Branded Service. All references and links on mybizoffice.com to the Co-Branded Service or to TMP trademarks, trade names or service marks shall be subject to Section 10 hereof. It is the intention of the parties for the Public Launch Date to occur within 21 business days from the date of this Agreement. The launch date of the Co-Branded Service shall not occur until TMP, in its sole discretion, has approved and accepted the version to be launched.

          (b) At a mutually-agreed time following the launch of the Co-Branded Service, MyBiz and TMP shall jointly develop and launch the Customized Co-Branded Service. The

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Customized Co-Branded Service shall, when developed to the reasonable satisfaction of TMP, with the features designated by TMP and reasonably acceptable to MyBiz, supersede the Co-Branded Service. Thereafter the Customized Co-Branded Service shall be deemed to be the Co-Branded Service for the purposes of this Agreement and shall continue to be governed by the terms of this Agreement.

          (c) The Parties will cooperate and use commercially reasonable efforts to ensure that users have the ability to navigate in a seamless manner from Monster Talent Market to the Co-Branded Service (i.e., from the user's perspective it will be readily apparent that the user is aware that he/she is in a Monster.com co-branded environment).

          (d) Except for the promotional efforts of TMP described in Section 4 below, it shall be the responsibility of MyBiz to create, implement and operate the Co-Branded Service, subject to the rights of TMP hereunder, including, without limitation, the right to review and approve the Co-Branded Service. MyBiz will provide the level and quality of customer support that it provides to its own customers for the Co-Branded Service, adjusted proportionately for increased traffic and utilization, including without limitation order processing, billing, fulfillment, collection and other customer services reasonably requested by TMP associated with any services and products offered, sold, or licensed through the Co-Branded Service. TMP will have no obligations with respect thereto except as expressly set forth in this Agreement.

          (e) MyBiz shall not cease offering W-2 status and a web-enabled service on the Co-Branded Service as part of the MyBizService or make any material change (i) to the Co-Branded Service, or (ii) to the MyBizService to the extent that such change to the MyBizService could significantly and adversely affect a user of the Co-Branded Service; provided that this Section 3(e) shall not apply to changes required by applicable law.

          (f) MyBiz shall use best efforts to ensure that users of Monster Talent Market who access the Co-Branded Service are either kept within the Co-Branded Service (including without limitation by making the logo for the Co-Branded Service non-clickable) or channeled back into Monster Talent Market (with the exception of advertising links and excluding a user navigating to another site through the use of a browser). The parties will work together in good faith on implementing mutually acceptable, prominent links for the Affiliated MyBiz Sites which do not permit the User to exit the Co-Branded Service except to return to Monster Talent Market. In the event that Monster Talent Market points to any Affiliated MyBiz Site (it being understood that TMP is under no obligation to provide any such links or pointings) or otherwise delivers traffic to such site, MyBiz will ensure that navigation back to Monster Talent Market from such site, whether through a particular pointer or link, the "back" button on an Internet browser, the closing of an active window, or any other return mechanism, shall not be interrupted by MyBiz through the use of any intermediate screen or other device not specifically requested by the user, including without limitation through the use of any html pop-up window or any similar device.

          (g) Where applicable, MyBiz will utilize agreed upon encryption methodology to secure data communications between the parties' data centers.

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          (h)  MyBiz will maintain a graphical user interface within the site for the Co-Branded Service that is competitive in all material respects as determined by TMP in its reasonable discretion with interfaces of other sites based on similar form technology.

          (i) MyBiz shall use all commercially reasonable efforts to conform its promotion and offering of the Co-Branded Service to the then-existing technologies identified by TMP which are optimized for Monster Talent Market; provided that, the incremental investment required to implement the change is reasonable relative to the user traffic and is in accordance with accepted industry standards. TMP shall be entitled to require reasonable changes to the technological aspects of the Co-Branded Service to the extent such technological aspect of the Co-Branded Service will, in the good faith judgment of TMP, have a material adverse effect upon any operational aspect of the Monster Talent Market; provided that, the incremental investment required to implement the change is reasonable relative to the user traffic and is in accordance with accepted industry standards. MyBiz acknowledges that TMP may require changes to, and programming of, the mybizoffice.com site.

          (j) The Co-Branded site shall contain "headers" and "footers" provided by TMP that will include links to the appropriate areas of Monster Talent Market or Monster.com. Upon the public announcement by Media Metrix, Inc. of the availability of a syndicated report, the parties will reconsider in good faith the selection of such URLs. The purpose of such reconsideration shall be to endeavor to obtain for both parties credit for user traffic (but in no event shall such reconsideration result in MyBiz receiving less credit for traffic, page views, unique visits or reach). TMP will use all commercially reasonable efforts to cause Media Metrix, Inc. and other ratings agencies not to include the Co-Branded Service on reports which include MyBiz, provided that such efforts will not adversely affect TMP vis-a-vis other job search services. If Media Metrix, Inc. determines that it is not possible to credit both TMP and MyBiz for the user traffic to the Co-Branded Service, the party receiving the credit shall give copies of any reports generated by Media Metrix, Inc. and allow such party to publicly disclose the contents of such report and the fact that the Co-Branded Service is a co-branded effort undertaken by Monster.com and MyBiz.

          (k) MyBiz shall establish a base of operations at TMP's corporate headquarters in Maynard, Massachusetts at such time as the parties deem advisable. MyBiz shall remain responsible for all costs and liabilities with respect to its employees, consultants and other agents located at or using TMP corporate headquarters; provided that (i) MyBiz shall not be required to pay any rent or other compensation for space used at TMP corporate headquarters, and
(ii) MyBiz shall not be responsible for liabilities arising from the intentional acts or omissions, or negligence, of TMP, its affiliates, employees or agents.

          (l) MyBiz will ensure that the Co-Branded Service complies in all material respects at all times with the criteria set forth in Exhibit B. In the event MyBiz fails to comply with any material terms of Exhibit B or with Section 5(b) and MyBiz fails to cure such failure within fifteen (15) days of such written notice, or such additional period of time, not to exceed an additional fifteen (15) days, as is reasonably necessary so long as MyBiz is diligently prosecuting a cure, to

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MyBiz of such non-compliance, TMP will have the right (as its sole remedy other than in the event of termination in accordance with Section 9 hereof for MyBiz's breach, which remedy shall not be affected hereby) to decrease the Impressions it provides to MyBiz hereunder on a proportional basis until such time as MyBiz corrects its non-compliance (and in such event, TMP will be relieved of the proportionate amount of any Impressions Commitment made to MyBiz by TMP hereunder corresponding to such decrease in promotion); provided, however, that in no event shall such right to decrease the Impressions exceed twenty percent (20%) of the Impressions to be delivered. In addition, MyBiz shall notify TMP by telephone promptly after MyBiz becomes aware that the Co-Branded Service has become unavailable to users for any reason other than for scheduled maintenance, providing such details as may be available, including the time of outage and planned resolution of the problem.

          (m) Both TMP and MyBiz agree to explore sharing editorial content at a future date or dates to be mutually agreed, with the terms of any such sharing to be negotiated by separate agreement.

          (n) TMP and MyBiz agree that the Co-Branded Service may contain e-commerce functions so long as such e-commerce functions are directly related to those services offered by the MyBizService which are also offered on the Co-Branded Service. No e-commerce services shall be incorporated into the Co-Branded Service without the prior consent of TMP, which consent shall not be unreasonably withheld. Notwithstanding the foregoing, TMP hereby consents to MyBiz entering into e-commerce transactions with a financial services provider and an insurance provider, subject to TMP's consent, which consent shall not be unreasonably withheld, to the functionality, technical specifications and service offerings of the proposed e-commerce transaction. In addition, any e-commerce function shall not permit a user to exit (through a navigational link) the Co-Branded Service except to return to Monster Talent Market.

          4.  Promotion of the Co-Branded Service.
              -----------------------------------

          (a) From and after the Public Launch Date, TMP will promote the Co-Branded Service, apprising users of Monster Talent Market of the Co-Branded Service and its features and permitting such users to access the Co-Branded Service. TMP shall perform the following promotional activities:

          (i)  Subject to Section 3(l), TMP shall deliver   *   Impressions to
          the Co-Branded Service via Monster.com and Monster Talent Market during the term of this Agreement in accordance with the carriage plan attached hereto as Exhibit A (the "Impressions Commitment"). Such
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          Impressions shall be delivered through a continuous link on Monster
          Talent Market, which placement shall be reasonably determined by TMP. TMP shall deliver the Impressions in a commercially reasonable manner and TMP's obligation to deliver the continuous link described above shall continue throughout the term of this Agreement, notwithstanding that the Impressions Commitment for a given year has been met. Any shortfall in Impressions at the end of a year will not be deemed a breach of the Agreement by

*Confidential portions have been omitted and filed separately with the
 Commission.
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          TMP; instead any such shortfall greater than fifteen (15%) percent of the annual Impressions Commitment for such year will be added to the Impressions Commitment for the subsequent year. In the event there is (or will be in TMP's reasonable judgment) a shortfall in Impressions as of the end of the term greater than fifteen (15%) percent of the total Impressions (the "Impressions Final Shortfall"), TMP will, within twelve (12) months after the end of the term, provide MyBiz, as its sole remedy, with Impressions equal in number to the Impressions Final Shortfall, which Impressions will point to mybizoffice.com; and

          (ii) TMP shall promote the Co-Branded Service through Impressions delivered from Monster.com and, if TMP deems advisable, in its sole discretion, through marketing efforts which are in addition to those specified above as a bundled solution for contractors utilizing the Monster Talent Market; and

          (iii) TMP shall maintain complete, clear and accurate records of all Impressions. For the sole purpose of ensuring compliance with this Agreement, MyBiz will have the right, exercisable not more than twice every twelve months, to appoint an independent certified public accountant to conduct a reasonable inspection of that portion of the books and records of TMP which is relevant to the recording of Impressions. Any such audit may be conducted after 20 business days' prior written notice and during TMP's normal business hours.

          (b) MyBiz shall, at TMP's request, perform the following promotional activities, subject in each case to reasonable prior review and approval by TMP, which shall not be unreasonably withheld or delayed:

          (i) Promote Monster Talent Market in a mutually agreed upon manner on mybizoffice.com as the premier resource for interactive contract talent matching and career management at no cost to TMP, in order to encourage users who are identified as appropriate for the MyBizService to register with Monster Talent Market;

          (ii) Promote Monster Talent Market in a mutually agreed upon manner through marketing beyond the delivery of Impressions to users who are identified as appropriate for the MyBizService;

          (iii) Offer a co-branded version of Monster Talent Market, to be hosted by Monster.com, if and on such date as is mutually agreed upon by both parties; and

          (iv) Perform other marketing activities to be jointly determined by the parties hereto.

          (c) TMP and MyBiz shall cooperate in issuing a joint press release announcing the business relationship in a form and at a time to be mutually agreed. TMP and MyBiz shall


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cooperate in issuing joint press releases regarding selected other future activities as appropriate; provided, that after the mutually agreed upon release, either party may issue a press release by itself upon five (5) days' prior written notice to the other party if the other party does not reasonably object to such press release within three (3) days after receipt of such notice. Either party may unilaterally issue a press release without the consent of the other party if, in the releasing party's reasonable discretion, it determines that such press release is necessary to comply with any requirement of law or any contractual obligation such party has to a third party. Either party will submit to the other party for its prior written approval, which will not be unreasonably withheld or delayed, any marketing, advertising or other promotional materials, including press releases, related to the Co-Branded Service or referencing such party or its trade names, trademarks and service marks. Each party will solicit and reasonably consider the views of the other party in designing and implementing such promotional materials.

          (d) Both Monster Talent Market and MyBiz agree to explore joint corporate sales opportunities at a future date or dates to be mutually agreed; provided, however, that nothing herein shall be construed to require any such joint activities. The terms of any agreement relating to such joint activities will be governed by a separate agreement and will be based on revenue-sharing arrangements additional and incremental to those set forth in this Agreement.

          (e) Subject to MyBiz's approval (not to be unreasonably withheld), and, except for TMP's obligation to provide the continuous link set forth in
Section 4(a)(i), TMP will have the right to fulfill its promotional commitments with respect to any of the foregoing by providing MyBiz comparable promotional placements in appropriate alternative areas of Monster.com and Monster Talent Market. In addition, except for TMP's obligation to provide the continuous link set forth in Section 4(a)(i), if TMP is unable to deliver any of the promotions required to be delivered in accordance with Section 4(a) above, TMP will work with MyBiz to provide MyBiz, as its sole remedy, a comparable promotional placement. The term "comparable promotional placement" means placements which are of comparable overall value, as reasonably mutually agreed by TMP and MyBiz, to be based on a variety of factors, including without limitation, size, quality, type (e.g., integrated banner), location (i.e., page or screen and the subject matter thereof) and/or demographically targeted relevance, audience reach (taking into account the targeted nature of the placement) and the performance of the placement.

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          5.   Control and Performance.
               -----------------------

          (a) MyBiz shall comply with the performance measures set forth on Exhibit B to this Agreement. Failure to meet such performance criteria shall be
---------
considered material breach and be grounds for termination by TMP in accordance with Section 9(a)(iii), subject to the notice provisions and the cure periods set forth in Section 9(a)(iii).

          (b) MyBiz shall (i) provide customer service to persons or entities purchasing products through the Co-Branded Service ("Customers"), (ii) bear full responsibility for all customer service, including without limitation, order processing, billing, fulfillment, shipment, collection and other customer service associated with any products offered (other than with respect to third party e-commerce transactions, which service is to be provided by third parties), (iii) provide an email address and telephone number to Customers, (iv) respond to such emails and phone calls by the next business day of receipt, and
(v) provide a level of customer service consistent with the relevant accepted industry standards.

          6.   Revenue Sharing.  MyBiz shall pay TMP (a) the product of (x) 25%
               ---------------
of Gross Revenues and (y) MyBiz' profit margin on the Gross Revenues (which margin shall in no event be less than 70% of Gross Revenues), with a minimum
payment of   *  , during the first year of this Agreement and (b) the product of
(x) 30% of Gross Revenues and (y) MyBiz' profit margin on the Gross Revenues (which margin shall in no event be less than 70% of Gross Revenues), with a
minimum payment of   *  , during the second year of this Agreement.  MyBiz shall pay the greater of (x) the applicable  percentage of actual Gross Revenues or
(y) 25% of the applicable annual minimum payment to TMP within 30 days following the end of each calendar quarter during the term of this Agreement, beginning with the calendar quarter ending June 30, 2000, and with a final payment due within thirty days following the expiration or termination of this Agreement. Each payment to be made by MyBiz pursuant to this Section 6 will be accompanied by a report containing information which supports the payment, including information identifying the applicable contractors and related Gross Revenues. TMP shall have the right, upon 20 business days' prior written notice but no more than twice per year, to have an independent public accountant conduct a reasonable inspection of the books and records of MyBiz that are relevant to the determination of Gross Revenues. Such audit shall be conducted during My Biz' normal business hours in a commercially reasonable manner.

          7.   Slotting Fees.   In addition to the revenue sharing arrangements
               -------------
set forth in Section 6 of this Agreement and in consideration of TMP's obligations under this Agreement, MyBiz shall pay TMP aggregate slotting fees of
*  , of which   *   shall be paid concurrently with the execution of this
Agreement and the remainder in seven installments of               *     payable
on the first business day of August and November, 2000, February, May, August and November, 2001 and February, 2002. Interest shall be charged on overdue amounts at the rate of one and one half percent per month or the maximum legal rate, whichever is less.

* Confidential portions have been omitted and filed separately with the Commission.

          8.   Warrants.  Concurrently with and as a condition to the
               --------
effectiveness of this Agreement, Netplex shall execute and deliver to TMP a Common Stock Purchase Warrant in the form attached hereto as Exhibit C.
                                                             ---------

          9.   Termination.
               -----------

          (a) This Agreement may be terminated by a party for cause immediately by written notice upon the occurrence of any of the following events: (i) if the other ceases to do business, or otherwise terminates its business operations;
(ii) if the other shall fail to promptly secure or renew any license, registration, permit, authorization or approval for the conduct of its business in the manner contemplated by this Agreement or if any such license, registration, permit, authorization or approval is revoked or suspended and not reinstated within thirty (30) days; (iii) if the other breaches any material provision of this Agreement and fails to cure such breach within fifteen (15) days (ten (10) days in the case of failure to pay) of written notice describing the breach, or such additional period of time not to exceed an additional fifteen (15) days, as is reasonably necessary so long as MyBiz is diligently prosecuting a cure (provided, that this cure period shall not apply to a breach of Section 20(e) hereof); (iv) upon thirty (30) days' written notice to the other if there has occurred a Change in Control of such party resulting in the control of such party by a competitor of the party not experiencing a Change in Control except in the case of an initial public offering of MyBiz securities or as the result of a spin-off of MyBiz by Netplex; (v) if the other becomes insolvent, or seeks protection under any bankruptcy, receivership, trust deed, creditor's arrangement composition or comparable proceeding, or if any such proceeding is instituted against the other and not dismissed within thirty (30) days; (vi) if MyBiz ceases to provide W-2 employee status to independent contractors who register with MyBiz over the Internet; and (vii) if MyBiz breaches Section 5(b) and fails to cure such breach within fifteen (15) days of written notice from TMP or such additional period of time not to exceed an additional fifteen (15) days, as is reasonably necessary so long as MyBiz is diligently prosecuting a cure.

          (b) Upon a breach by MyBiz of this Agreement pursuant to Sections 9(a)(i), 9(a)(ii), 9(a)(iii), 9(a)(iv), 9(a) (v) or 9(a)(vi), TMP shall have the right to terminate this Agreement and to collect fifty percent (50%) of the obligations due to it pursuant to Section 7. Such fifty percent (50%) amount shall be payable on the dates and in the same manner as would have been required had the Agreement not been terminated. Upon a breach by MyBiz of Section 9(a)(vii) of this Agreement, TMP shall have the right to terminate this Agreement as its sole remedy, except as otherwise provided in Section 3(l).

          (c) The terms of Sections 11, 12, 13, 15 and 17 shall survive expiration or termination of this Agreement.

          (d) Upon the expiration or termination of this Agreement, each party shall promptly (i) remove any reference to the Co-Branded Service from its site and cease all use of the other party's trade marks, trade names and service marks and (ii) return to the other all of the

Confidential Information (as defined in Section 15 of this Agreement) of the other party in its possession or control.

          (e) If this Agreement is terminated by TMP pursuant to Section 9 hereof, TMP shall have the right (but not the obligation), upon the expiration or termination of this Agreement, to require MyBiz to continue providing the services described under this Agreement for a period of fifteen (15) days from the date of termination.

          10.  Intellectual Property.
               ---------------------

          (a) MyBiz hereby grants to TMP for the duration of this Agreement, a non-exclusive royalty-free license to use its "MyBizOffice" trademark, tradename and service mark, but such license shall be solely for the purpose of advertising and promoting the Co-Branded Service as provided in this Agreement. TMP shall not use MyBiz's trade names, trademarks or service marks without MyBiz's prior review and written consent, which consent shall not be unreasonably withheld. TMP shall not by virtue of this Agreement obtain or claim any right, title or interest to in or to such trademarks, trade names or service marks, except the right of use specified herein, and the parties hereby acknowledge and agree that all such use and associated goodwill with such trademarks, trade names and service marks shall inure to the benefit of MyBiz and its licensors. All rights conferred on TMP pursuant to this Section 10(a) shall terminate upon the expiration or termination of this Agreement.

          (b) TMP hereby grants to MyBiz for the duration of this Agreement, a non-exclusive royalty-free license to use its "Monster Talent Market" trademark, tradename and service mark, but such license shall be solely for the purpose of advertising and promoting the Co-Branded Service as provided in this Agreement. MyBiz shall not use TMP's trade names, trademarks or service marks without TMP's prior review and written consent, which consent shall not be unreasonably withheld. MyBiz shall not by virtue of this Agreement obtain or claim any right, title or interest to in or to such trademarks, trade names or service marks, except the right of use specified herein, and the parties hereby acknowledge and agree that all such use and goodwill associated with such trademarks, trade names and service marks shall inure to the benefit of TMP and its licensors. All rights conferred on MyBiz pursuant to this Section 10(b) shall terminate upon the expiration or termination of this Agreement.

          (c) Each party using the other party's marks shall display symbols and notices clearly and sufficiently indicating the trademark and service mark status and ownership of the other party's marks in accordance with applicable trademark law and practice.

          (d) Nothing in this Agreement shall be construed in any manner to affect or modify either party's ownership rights in any preexisting or future works, trademarks, service marks, copyrights or technologies developed or created by such party, including without limitation the parties' respective proprietary software used in connection with the development and provision of the Co-Branded Service. Monster Talent Market, Monster.com, and all proprietary rights thereto, including without limitation patent, copyright and trade secret, are and shall remain the exclusive property of TMP. Without limiting the foregoing, TMP reserves the right to redesign or modify the organization, structure, "look and feel", navigation and other elements of Monster.com (including, without limitation, Monster Talent Market), and any individual or aggregated components and/or elements thereof, at any time. MyBiz acknowledges and agrees that TMP will own all right, title and interest to the elements of graphics, design, organization, presentation, layout, user interface, navigation and stylistic convention (including the digital implementations thereof) which are generally associated with online areas contained within Monster.com. Techcellence.com, mybizoffice.com, ContractorsResources.com and all proprietary rights thereto, including without limitation patent, copyright and trade secret, are and shall remain the exclusive property of MyBiz.

          11.  Indemnification.
               ---------------

          (a) Each party shall defend the other party and its affiliated companies against all claims, suits, and proceedings brought by third parties, and will indemnify and hold them harmless from and against any and all related liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) relating to or incurred in connection with (i) a breach by the indemnifying party of this Agreement or (ii) the use by the indemnified party, in a manner which is not knowingly or recklessly improper or which is not inconsistent with the terms of this Agreement, of any content, products, services, software, or other materials or information (A) provided by the indemnifying party to the indemnified party or (B) accessible on such indemnifying party's World Wide Web site, including any third-party claims alleging infringement of any copyright, trademark, service mark or other intellectual property right or alleging libel, defamation or invasion of privacy. Notwithstanding anything to the contrary contained in this Agreement, for purposes of the foregoing indemnity, the parties acknowledge that the following items shall not constitute material or information with respect to which TMP has an obligation of indemnification under this Agreement; all job postings and listings, all resumes, all Monster Talent Market projects and profiles, all chat room submissions, all advertisements of any sort provided by third parties, all forum submissions and all materials submitted by MyBiz or a third party to Monster.com.

          (b) MyBiz shall defend TMP and its affiliated companies against all claims, suits, and proceedings brought by third parties, and will indemnify and hold them harmless from and against any and all related liabilities, losses, expenses, damages and costs (including, without limitation, reasonable attorneys' fees) relating to or incurred in connection with the creation, implementation and operation by MyBiz of the Co-Branded Service, including without limitation claims that Co-Branded Service is defective, violates tax, employment or other applicable laws or misleads consumers, claims that TMP and/or Monster is an employer for any legal or tax purpose and claims (including claims by MyBiz and its affiliates' employees, consultants and agents) arising out of the use of or presence by MyBiz and its affiliates, employees, consultants and agents, at TMP's corporate headquarters in accordance with
Section 3(k) hereof. Notwithstanding the foregoing, the indemnity set forth in this Section 11(b) shall not apply to any liabilities, losses, expenses, damages and costs resulting from any action or inaction required, requested or approved by TMP or due to the negligence or willful misconduct of TMP.

          (c) The indemnified party will: promptly notify the indemnifying party of any claim, suit or proceeding for which defense or indemnity is claimed; cooperate reasonably with the indemnifying party at the latter's expense; and allow the indemnifying party to control the defense or settlement thereof; provided, however, that an indemnifying party may not consent to entry of any judgment or enter into any settlement without the prior written consent of the indemnified party (which consent shall not be unreasonably withheld or delayed), unless such judgment or settlement provides solely for money damages or other money payments which the indemnifying party actually pays on behalf of the indemnified party and includes as an unconditional term thereof a release of the indemnified party from all liability in respect of the claim, suit or proceeding giving rise to the claim for indemnification. The indemnified party will have the right to participate in any defense of a claim and/or to be represented by counsel of its own choosing at its own expense.

          12.  No Warranties.  Each party agrees to perform its obligations
               -------------
under this Agreement in a reasonable and business-like fashion. EXCEPT AS AFORESAID OR AS OTHERWISE PROVIDED IN THIS AGREEMENT, INCLUDING WITHOUT LIMITATION SECTION 20 HERETO, NEITHER PARTY MAKES ANY WARRANTIES, EXPRESS OR IMPLIED, INCLUDING THE WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR AGAINST INFRINGEMENT, WITH RESPECT TO (A) ITS RESPECTIVE WORLD WIDE WEB SITES, OR THE FUNCTIONALITY, PERFORMANCE OR RESULTS OF USE THEREOF, OR (B) ANY CONTENT, SOFTWARE, USAGE STATISTICS, OR OTHER MATERIALS OR INFORMATION PROVIDED TO THE OTHER PARTY, OR (C) THE SERVICES PROVIDED BY EITHER PARTY HEREUNDER.

          13.  Limitation of Liability.  Except as provided in this Section 13,
               -----------------------
in no event shall either party be liable for consequential, incidental, special or indirect damages, including, but not limited to, loss of profits or sales or loss of or damage to data, regardless of the form of action, whether in contract, tort, breach of warranty or otherwise, even if a party has been advised of the possibility thereof. Notwithstanding anything else in this Agreement, the maximum liability of each party under this Agreement shall be limited to the amounts payable to TMP pursuant to Sections 6 and 7 hereof, which amount shall not include the value of any warrants issued to TMP or any security underlying such warrants. The limitation of liability set forth in this Section 13 shall not apply with respect to either party's indemnity obligations solely to the extent arising out of or relating to any third party claim which alleges, relates to or is a result of a claim of gross negligence, intentional tort, or any breach of any representation, warranty, covenant or agreement contained herein.

          14   Non-Competition.
               ---------------

          (a) During the term of this Agreement, neither MyBiz nor Netplex shall provide customized and/or co-branded e-office BSP services to any site listed on Schedule A hereto (which Schedule shall be updated by TMP and MyBiz at
least once every six months) or    *  .  In addition, neither MyBiz nor Netplex
shall enter or participate in the e-cruiting business or operate, or, except as otherwise specifically provided herein, directly or indirectly participate in, a talent matching service during the term of this Agreement. In addition, MyBiz will promote Monster.com's electronic profile as its standard system for storage of skill sets, resumes and career management data, and will not host or allow to be hosted on any Affiliated MyBiz Site any electronic profile for such purposes. Notwithstanding the foregoing, MyBiz may accept advertising from, provide non-customized and non-co-branded links to, and provide services to, other job boards or free agent sites which may be competitive with Monster.com.

          (b) During the term of this Agreement, MyBiz will be the premier e-office BSP on Monster Talent Market (i.e., no other e-office BSP site will be featured as prominently on Monster Talent Market and no other e-office BSP shall receive a continuous link on Monster Talent Market in a more prominent manner); provided, however, that (i) Monster.com may offer services from and links to other providers which may be deemed competitive with portions of the MyBizService, (ii) Monster.com may offer a service directly competitive with the MyBizService on Monster.com and (iii) Monster.com may offer customized solutions to clients on a case-by-case basis that consist of or include services selected by the applicable client that are competitive with the MyBizService. In addition, during the term of this Agreement, TMP will not enter into or participate in the e-office business; provided, however, that TMP Worldwide Inc. and/or any third party which provides e-office business services on Monster Talent Market may participate in e-office BSP business services, so long as such services are displayed less prominently than the Co-Branded Service on Monster Talent Market. The provisions of this Section 14(b) shall be limited to Monster Talent Market and shall not apply to other portions of Monster.com.

          15   Confidentiality.  Each party shall keep the specific terms of
               ---------------
this Agreement confidential and not disclose them to any third party (other than to its attorneys and accountants) without the other party's prior written consent, except as required by law. In addition, in connection with the negotiation and performance of this Agreement, a party (the "Receiving Party") may receive information of the other party (the "Disclosing Party") which is confidential or proprietary in nature, including without limitation information about a party's products and the Co-Branded Service ("Confidential Information"). Information disclosed under this Agreement will be considered Confidential Information only if it is labeled confidential or proprietary or, for information disclosed orally, if it is identified as confidential or proprietary at the time of disclosure. The Receiving Party agrees that, during the term of this Agreement and thereafter, it will keep the Confidential Information in strictest confidence and protect such Confidential Information by similar security measures as it takes to protect its own Confidential Information of a similar nature. The Receiving Party also agrees that it will not use any Confidential Information for any purpose other than in connection with the performance of its obligations under this Agreement. The term

* Confidential portions have been omitted and filed separately with the Commission.

"Confidential Information" shall not include information which is or becomes generally available to the public without breach of this Agreement, is in the possession of the Receiving Party prior to its disclosure by the Disclosing Party, becomes available from a third party not in breach of any obligations of confidentiality, or is independently developed by the Receiving Party. In addition to the foregoing confidentiality obligations, MyBiz acknowledges that entities submitting resumes and job postings to TMP expect certain restrictions and limitations to distribution of such submission, and MyBiz agrees that it will not make any use of such submissions or capture any such submissions other than in connection with the provision of the MyBizService as contemplated herein without the consent of such entities. The parties agree to develop a privacy policy for the Co-Branded Service which incorporates each of TMP's and MyBiz' privacy policies. If there are any discrepancies between TMP's privacy policy and MyBiz' privacy policy, the parties agree to negotiate in good faith to resolve such discrepancies. The parties recognize that the disclosure or use of a Disclosing Party's Confidential Information by the Receiving Party in violation of the provisions of this section would cause irreparable injury to the Disclosing Party; therefore, in the event either party breaches the provisions of this section, the other party, in addition to any other remedies it may have, shall be entitled to preliminary and permanent injunctive relief without the necessity of posting a bond.

          16   Information and Reports.
               -----------------------

          (a) TMP shall utilize all commercially reasonable efforts to provide MyBiz quarterly reports regarding the usage of the links from Monster Talent Market to the Co-Branded Service. The parties recognize and acknowledge, however, that the characteristics of the Internet (including without limitation caching or mirroring by third parties) may impede TMP's ability to gather complete usage information.

          (b) MyBiz shall generate for TMP monthly status reports, in substantially the form attached hereto as Exhibit D, containing (i) data on
                                          ---------
persons who enroll in the Co-Branded Service through Monster Talent Market, to the extent permitted by law, and (ii) aggregate data for all persons who enroll in the Co-Branded Service through a link from the Monster Talent Market.

          17   Auditing Rights.  Each party shall maintain complete, clear and
               ---------------
accurate records of all revenues and fees in connection with the performance of this Agreement. For the sole purpose of ensuring compliance with this Agreement in addition to the auditing rights provided for in Section 4(a)(iii) and Section 6, each party will have the right, exercisable not more than once every twelve months, to appoint an independent certified public accountant to conduct a reasonable inspection of that portion of the books and records of the other party which is relevant to the payment of amounts pursuant to this Agreement. Any such audit may be conducted after 20 business days' prior written notice. The party initiating the audit shall bear the expense of any audit conducted pursuant to this Section 17 unless such audit shows an error in the other party's favor in excess of five percent of the actual amounts paid or payable hereunder, in which event the party being audited shall bear the reasonable expenses of the audit. The party being audited shall pay the other party the amount of any deficiency discovered by the audit within 30 days after receipt of written notice thereof.

          18   Independent Contractor Status.  The parties to this Agreement are
               -----------------------------
independent contractors. Neither party is an agent, representative or employee of the other party. Neither party will have any right, power or authority to enter into any agreement for or on behalf of, or incur any obligation or liability of, or to otherwise bind, the other party. This Agreement shall not be interpreted or construed to create an association, agency, joint venture or partnership between the parties or to impose any liability attributable to such a relationship upon either party.

          19   No Assignments This Agreement is in the nature of a contract for
               --------------
personal services. Neither party shall assign or transfer its rights or obligations under this Agreement (including without limitation assignments by operation of law as a result of a merger or similar transaction) without the prior written consent of the other party, which may be withheld for any reason or for no reason; provided, however, that the restrictions in this Section 19 shall not prohibit assignments solely of the right to receive payments hereunder. Any attempted assignment or transfer in violation of this Section 19 shall be void.

          20   Representation, Warranties and Covenants.
               ----------------------------------------

          (a)  By MyBiz.  MyBiz represents and warrants that: (i) the
               --------
MyBizService and the mybizoffice.com trade names, trademarks and service marks do not and will not infringe any intellectual property or other right of any third party; (ii) it has all right and authority to enter into this Agreement and to grant TMP the rights granted herein; and (iii) it is permitted by applicable law and regulations to enter into this Agreement.

          (b) MyBiz represents and warrants that none of the technologies used by an Affiliated MyBiz Site or trade secret or other intellectual property utilized by MyBiz or any Affiliated MyBiz Site will infringe on or violate any patent, U.S. copyright, trademark or, to MyBiz's knowledge, any trade secret or other proprietary right of any third party.

          (c) MyBiz represents and warrants that (i) the MyBizService is and will continue to be operated in compliance with all applicable laws, rules and regulations and (ii) the performance of its obligations pursuant to this Agreement is and will be in compliance with all applicable laws, rules and regulations.

          (d) MyBiz represents and warrants that it has, and will continue to have for as long as TMP is entitled to receive payments under this Agreement, procedures in place for collecting fees from users that are consistent with or exceed industry standards and that it adheres and will continue to adhere to such procedures in its collection process.

          (e)  MyBiz covenants that the Co-Branded Service shall be publicly
available to users a minimum of   *   of the time during any 30 day period; and
there will be no period of interruption in public accessibility to the Co-
Branded Site that exceeds   *   continuous hours on more than one occasion
within a sixty (60) day period; provided, however, that the covenant set forth in this Section 20(e) shall not apply to unavailability resulting from events outside of MyBiz's reasonable control, provided MyBiz is complying with Section 23.

*Confidential portions have been omitted and filed separately with the Commission.

          (f)  By TMP. TMP represents and warrants that:  (i) the Monster Talent
               ------
Market technologies, trade names, trademarks and service marks do not and will not infringe any intellectual property or other right of any third party; (ii) it has all right and authority to enter into this Agreement and to grant MyBiz the rights granted herein; (iii) it is permitted by applicable law and regulations to enter into this Agreement.

          (g) TMP represents and warrants that no technology or trade secret or other intellectual property provided by TMP and utilized by Monster Talent Market will infringe on or violate any patent, U.S. copyright, trademark or, to TMP's knowledge, any trade secret or other proprietary right of any third party.

          (h) TMP represents and warrants that (i) Monster Talent Market is and will continue to be operated in compliance with all applicable laws, rules, regulations and (ii) the performance of its obligations pursuant to this Agreement is and will be in compliance with all applicable laws, rules and regulations.

          21   Intentionally Omitted

          22.  Miscellaneous.  Notices delivered under this Agreement may be
               -------------
given by letter, facsimile or e-mail (with hard copy confirmation) and will be effective when received. This Agreement contains the entire understanding of the parties with respect to the transactions and matters contemplated hereby, supersedes all previous communications, understandings and agreements (whether oral or written), and cannot be amended or waived except by a writing signed by both parties. No failure or delay on the part of either party in exercising any right or remedy provided in this Agreement shall operate as a waiver thereof; nor shall any single or partial exercise of or failure to exercise any such right or remedy preclude any other or further exercise thereof or the exercise of any other right or remedy under this Agreement. This Agreement shall be construed in accordance with the domestic laws of the State of New York. This Agreement may be executed in counterparts and by facsimile.

          23.  Excuse.  Neither party shall be liable for, or be considered in
               ------
breach of or default under this Agreement on account of, any delay or failure to perform as required by this Agreement as a result of any causes or conditions which are beyond such party's reasonable control and which such party is unable to overcome by the exercise of reasonable diligence.

          IN WITNESS WHEREOF, the parties hereto have executed this Agreement by their duly authorized representative.

CONTRACTORS RESOURCES, INC.                  TMP INTERACTIVE INC.


By:   /s/ Gene Zaino                         By:   /s/ Linda Natansohn
      ----------------                             -------------------

Typed Name: Gene Zaino                       Typed Name:  Linda Natansohn

Title:  Chairman and CEO                     Title:  SVP Ventures


                   [SIGNATURES CONTINUED ON FOLLOWING PAGE]

     The Netplex Group, Inc. agrees to guarantee the obligations of MyBiz hereunder; provided, however, that this obligation shall terminate upon the initial public offering of MyBiz securities which results in such securities being listed on the New York Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market or any other national securities exchange. In addition, Netplex's obligations hereunder shall terminate upon the initial public offering of MyBiz securities which results in such securities being listed on the New York Stock Exchange, the Nasdaq National Market or the Nasdaq Small Cap Market.


                                    THE NETPLEX GROUP, INC.

                                    By:  /s/ Gene Zaino
                                         -------------------

                                    Typed Name:  Gene Zaino

                                    Title:  Chairman and CEO

                                                                       Exhibit A

                               TMP Carriage Plan
                               -----------------

--------------------------------------------------------------------------------------------------
                             Impressions Y1           Impressions Y2          Total Impressions
--------------------------------------------------------------------------------------------------
 Monster Talent                     *                        *                        *
 Market placements
--------------------------------------------------------------------------------------------------
 Monster.com                        *                        *                        *
 placements
--------------------------------------------------------------------------------------------------
 Total                              *                        *                        *
--------------------------------------------------------------------------------------------------

TMP shall review with MyBiz at least quarterly the locations of such Impressions.

TMP reserves the right to redesign or modify the organization, structure, "look and feel", navigation and other elements of Monster.com at any time. In the event such modifications materially and adversely affect any specific promotion undertaken by TMP in accordance with this Carriage Plan, TMP will work with MyBiz to provide the Co-Branded Service a promotional placement of comparable overall value.


* Confidential portions have been omitted and filed separately with the Commission.

                                                                       Exhibit B

                   Performance Criteria/Operating Standards
                   ----------------------------------------

Infrastructure
     *    will be responsible for all  *  associated with the Co-Branded
Service.

Speed
MyBiz will use commercially reasonable efforts to ensure that the Co-Branded Service is designed and populated in a manner that minimizes delays when Monster
Users attempt to access the Co-Branded Service.  At a minimum,   *  .

User Interface
MyBiz will maintain a graphical user interface within the Co-Branded Service that is competitive in all material respects with the interfaces of other similar sites based on similar form technology. TMP reserves the right to review and approve the user interface and site design prior to launch of the promotions.

Technical Problems
MyBiz agrees to use commercially reasonable efforts to address material technical problems (over which MyBiz exercises control) affecting use by Monster.com and Monster Talent Market members using the Co-Branded Service.

Monitoring
     *     will ensure that the performance and availability of the Co-Branded
Service is monitored on a continuous basis.    *   .

Telecommunications
Where applicable, MyBiz will utilize encryption methodology to secure data communications between the parties' data centers.

Security
MyBiz will utilize agreed upon Internet standard encryption technologies to provide a secure environment for conducting transactions and/or transferring private member information.

Ability

     *    .  These efforts should include   *  .  In the event that users of the
Co-Branded Service   *  .    *   prepared by MyBiz   *   to assist in
determining success in this area.  In principle, it is the mutual intention of
the parties to make   *  .


* Confidential portions have been omitted and filed separately with the Commission.

Scalability to meet targeted growth

MyBiz will make all appropriate provisions to manage, at a minimum, the growth in traffic and customers targeted in the Agreement in terms of, but not limited to, technology infrastructure and customer service.

                                                                       Exhibit C

                    Form of Common Stock Purchase Warrants
                    --------------------------------------

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON MAY 2, 2003, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.


                              WARRANT TO PURCHASE

                                   1,000,000

                            SHARES OF COMMON STOCK

                                      OF

                            THE NETPLEX GROUP, INC.


No. W-1


     This certifies that, for value received, TMP Interactive, Inc. and its registered assigns (collectively, the "Warrantholder"), is entitled to purchase from The Netplex Group, Inc., a corporation incorporated under the laws of the State of New York (the "Company"), subject to the terms and conditions hereof, at any time on or after the date hereof and before 5:00 p.m., New York time on May 2, 2003 (or, if such day is not a Business Day, at or before 5:00 p.m., New York time, on the next following Business Day), up to 1,000,000 fully paid and nonassessable shares of Common Stock of the Company at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.

                                   ARTICLE 1

                              DEFINITION OF TERMS

     As used in this Warrant, the following capitalized terms shall have the following respective meanings:

     (a)  Business Day:  A day other than a Saturday, Sunday or other day on
          ------------
which banks in the State of New York are authorized by law to remain closed.

     (b)  Common Stock: Common Stock, par value $.001 per share, of the Company.
          ------------

     (c)  Common Stock Equivalents:  Securities that are convertible into or
          ------------------------
exercisable for shares of Common Stock.

     (c)  Co-Branding Agreement: That certain Co-Branded Services Agreement,
          ---------------------
dated the date hereof, among TMP Interactive, Inc., The Netplex Group, Inc. and Contractors Resources, Inc.

     (d)  Demand Registration:  See Section 6.2.
          -------------------

     (e)  Exchange Act:  The Securities Exchange Act of 1934, as amended.
          ------------

     (f)  Exercise Price: $6.00 per Warrant Share, as such price may be adjusted
          --------------
from time to time pursuant to Article 3 hereof.

     (g)  Expiration Date:  5:00 p.m., New York time, on May 2, 2003, or if such
          ---------------
day is not a Business Day, the next succeeding day which is a Business Day.

     (h)  Holder:  A Holder of Registrable Securities.
          ------

     (i)  NASD:  National Association of Securities Dealers, Inc.
          ----

     (j)  Person: An individual, partnership, joint venture, corporation, trust,
          ------
unincorporated organization or government or any department or agency thereof.

     (k)  Piggyback Registration:  See Section 6.1.
          ----------------------

     (l)  Prospectus:  Any prospectus included in any Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement, or to which a Term Sheet (as defined in Rule 434 under the Securities Act) relates, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

     (m)  Public Offering:  A public offering of any of the Company's equity or
          ---------------
debt securities pursuant to Registration Statement under the Securities Act.

     (n)  Registrable Securities:  Any Warrant Shares issued to TMP Interactive,
          ----------------------
Inc. and/or its designees or transferees and/or other securities that may be or are issued by the Company upon exercise of the Warrants, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

     (o)  Registration Expenses:  Any and all expenses incurred in connection
          ---------------------
with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses; (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained by the underwriters in connection with the requested registration, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

     (s)  Registration Statement:  Any registration statement of the Company
          ----------------------
filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

     (t)  SEC:  The Securities and Exchange Commission or any other federal
          ---
agency at the time administering the Securities Act and the Exchange Act.

     (u)  Securities Act:  The Securities Act of 1933, as amended.
          --------------

     (v)  25% Holders:  At any time as to which a Demand Registration is
          -----------
requested, the Holder and/or the holders of any other Warrants and/or the holders of Warrant Shares who have the right to acquire or hold, as the case may be, not less than 25% of the combined total of Warrant Shares issuable and Warrant Shares outstanding (other than Warrant Shares which are no longer Registrable Securities by reason of the proviso to the definition of the term "Registrable Securities") at the time such Demand Registration is requested.

     (w)  Warrant Shares:  Common Stock, Common Stock Equivalents and other
          --------------
securities purchased or purchasable upon exercise or conversion of the Warrants.

     (x)  Warrantholder: The person(s) or entity(ies) to whom this Warrant is
          -------------
originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

     (y)  Warrants:  This Warrant and all other warrants that may be issued in
          --------
its place (together evidencing the right to purchase an aggregate of up to 1,000,000 shares of Common Stock), originally issued as set forth in the definition of Registrable Securities.

                                   ARTICLE 2

                       DURATION AND EXERCISE OF WARRANT

2.1  Duration of Warrant

     The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 a.m., New York time, on the date hereof and before 5:00 p.m., New York time, on the Expiration Date. If this Warrant is not exercised on the Expiration Date, it shall become void, and all rights hereunder shall thereupon cease.

2.2  Method of Exercise

          (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992, or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed, accompanied by payment of the full Exercise Price for each Warrant Share to be purchased in accordance with Section 2.3(a).

          (b) Upon receipt of this Warrant with the Exercise Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in accordance with Section 2.3(a) (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.4 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the time of receipt of the Exercise Form and payment in accordance with the preceding sentence, in the case of an exercise for cash pursuant to Section 2.3(a), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may, prior to the satisfaction of any holding period required by Rule 144 promulgated under the Securities Act, require the Warrantholder to make such representations, and may place the legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

          (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute as of the exercise date a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder within 10 days following the exercise date (or, if later, the Net Issuance Exercise Date).

          (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issuance of any Warrant Shares.

2.3  Exercise of Warrant

          (a)  Right to Exercise for Cash.  This Warrant may be exercised by the
               --------------------------
Holder by delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.


2.4  Reservation of Shares

     The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as contemplated by Sections 2.2(b) and 5.2) and free and clear of all preemptive and other similar rights.

2.5  Fractional Shares

     The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant, pay to the Warrantholder an amount in cash equal to the fair market value of such fractional share as of the exercise date.

2.6  Listing

     Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall use its best efforts to secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                                   ARTICLE 3

                     ADJUSTMENT OF SHARES OF COMMON STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

     The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

3.1  Mechanical Adjustments

          (a) If at any time prior the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Warrant Shares issuable upon exercise of the Warrant and/or the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.1(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

          (b) If any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.1(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth, or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.1(b)) (any such nonexcluded event being herein called a "Special Dividend")), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.1(e)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be the then current market price per share of Common Stock (as so determined). Any adjustments required by this Section 3.1(b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

          (c) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

          (d) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to one or more of paragraphs (a) and (b) of this Section 3.1, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

          (e) For the purpose of any computation under this Section 3.1, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

          (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
3.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.1 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

          (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.1(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3.1.

          (h) In case any event shall occur as to which the other provisions of this Article 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Warrantholders representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Warrantholder and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

          (i) If, as a result of an adjustment made pursuant to this Article 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

3.2  Notices of Adjustment

     Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

3.3  No Adjustment for Dividends

     Except as provided in Section 3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

3.4  Preservation of Purchase Rights in Certain Transactions

     In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

3.5  Form of Warrant After Adjustments

     The form of this Warrant need not be changed because of any adjustments in the Exercise

Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

3.6  Treatment of Warrantholder

     Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE 4

             OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

4.1  No Rights as Shareholders; Notice to Warrantholders

     Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

          (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend subject to the parenthetical set forth in Section 3.1(b)) to all holders of Common Stock;

          (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants (other than Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants subject to the parenthetical set forth in Section 3.1(b));

          (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

          (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

     Such giving of notice shall be initiated (i) at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

4.2  Lost, Stolen, Mutilated or Destroyed Warrants

     If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable judgment impose (which shall include reasonable costs and expenses and, in the case of a mutilated Warrant, including the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                   ARTICLE 5

                      SPLIT-UP, COMBINATION, EXCHANGE AND
                    TRANSFER OF WARRANTS AND WARRANT SHARES

5.1  Split-Up, Combination and Exchange of Warrants

     This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested.
The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

5.2  Restrictions on Transfer, Restrictive Legends

     Except as otherwise permitted by this Section 5.2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant issued pursuant to Section 5.1 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     Except as otherwise permitted by this Section 5.2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE
     TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
     STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT
     REQUIRED."

     Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if (i) the issuance of such Warrant Shares has been registered under the Securities Act and any applicable state securities laws, (ii) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor thereto) or (iii) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

                                   ARTICLE 6

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933

6.1  Piggyback Registration

          (a)  Right to Include Registrable Securities.  If at any time or from
               ---------------------------------------
time to time prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "Piggyback Registration"), it shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.1. Such rights are referred to hereinafter as "Piggyback Registration Rights." Upon the written request of any such Holder made within 10 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holders thereof and the Company shall use its reasonable best efforts to keep such registration statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 90 days); provided that the Company shall not be in breach of its obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder.

          (b)  Withdrawal of Piggyback Registration by Company.  If, at any time
               -----------------------------------------------
after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company pursuant to Section 6.4 shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 6.1.

          (c)  Piggyback Registration of Underwritten Public Offering.  If a
               ------------------------------------------------------
Piggyback Registration involves an offering by or through underwriters, then (i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) any Holder requesting to have his or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration.

          (d)  Payment of Registration Expenses for Piggyback Registration.  The
               -----------------------------------------------------------
Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 6.1.

          (e)  Priority in Piggyback Registration.  If a Piggyback Registration
               ----------------------------------
involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises the Company (which shall promptly notify the Holder) that such inclusion would materially adversely affect such offering; provided that (i) if other selling shareholders without contractual registration rights have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by selling shareholders without registration rights before any reduction or elimination of Registrable Securities; and (ii) any such reduction or elimination (after taking into account the effect of clause (i)) shall be pro rata to all other selling shareholders with contractual registration rights.

6.2  Demand Registration

          (a)  Request for Registration. If, at any time prior to the Expiration
               ------------------------
Date, any 25% Holders request that the Company file a registration statement under the Securities Act, as soon as practicable thereafter the Company shall use its best efforts to file a registration statement with respect to all Warrant Shares that it has been so requested to include and obtain the effectiveness thereof, and to take all other action necessary under federal or state law or regulation to permit the Warrant Shares that are held and/or that may be acquired upon the exercise of the Warrants specified in the notices of the Holders or holders hereof to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for such Holders or Holders to effect the proposed sale or other disposition; provided, however, the Company shall be entitled to defer such registration for a period of up to 60 days if and to the extent that its Board of Directors shall in good faith determine that such registration would require disclosure of information not otherwise then required to be disclosed and that such disclosure would adversely affect any material business situation, transaction or negotiation then proposed, contemplated or being engaged in by the Company. The Company shall also promptly give written notice to the Holders and the holders of any other Warrants and/or the holders of any Warrant Shares who or that have not made a request to the Company pursuant to the provisions of this Section 6.2(a) of its intention to effect any required registration or qualification, and shall use its best efforts to effect as expeditiously as possible such registration or qualification of all such other Warrant Shares that are then held and/or that may be acquired upon the exercise of the Warrants, the Holder or holders of which have requested such registration or qualification, within 15 days after such notice has been given by the Company, as provided in the preceding sentence. The Company shall be required to effect a registration or qualification pursuant to this Section 6.2(a) on one occasion only.

          (b)  Payment of Registration Expenses for Demand Registration.  The
               --------------------------------------------------------
Company shall pay all Registration Expenses in connection with the Demand Registration.

          (c)  Selection of Underwriters.  If any Demand Registration is
               -------------------------
requested to be in the form of an underwritten offering, the managing underwriter shall be selected and obtained by the Holders of a majority of the Warrant Shares to be registered. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld.

          (d)  Procedure for Requesting Demand Registration.  Any request for a
               --------------------------------------------
Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and the intended method of disposition. Within 10 days after receipt of such a request the Company will give written notice of such registration request to all Holders, and, subject to the limitations of
Section 6.2(b), the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

6.3  Buy-Outs of Registration Demand

     In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Article 6, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered in an amount in cash equal to the difference between (a) 95% of the last sale price of the Common Stock on the day the request for registration is made and (b) the Exercise Price in effect on such day; provided, however, that the Holder or Holders may withdraw such request for registration rather than accept such offer by the Company.

6.4  Registration Procedures

     If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article 6, the Company shall, as expeditiously as practicable, use its best efforts to:

          (a) prepare and file with the SEC, as soon as practicable within 60 days after the end of the period within which requests for registration may be given to the Company (but subject to the provision for deferral contained in Section 6.2(a) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters; provided, that the Company shall not be in breach of its obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder;

          (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for 180 days if the offering is not underwritten, provided, that such 180 day period shall be extended by the number of days a Prospectus is not available pursuant to Section 6.4(k) because of the occurrence of an event set forth in Section 6.4(c)(vi); provided, that the Company shall not be in breach of its obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

          (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m) below ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and (vi) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading:

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment (subject to Section 6.4(a));

          (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best-efforts" underwritten) offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to (i) qualify to do business in any jurisdiction where it not then so qualified or (ii) to take any action which would subject the Company to (a) general service of process in any jurisdiction where it is not at the time so subject, or (b) taxation by any jurisdiction where it is not at the time so subject;

          (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends to the extent permitted by applicable law and regulation; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by Section 6.4(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Holders of a majority of such issue or class of Registrable Securities;

          (m) enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters (or the Holders of the Registrable Securities if such offering is not underwritten), in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 6.5 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

          (n) make available for inspection by one or more representatives of the Holders of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

          (o) otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such Holder and each such underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Holder or underwriter shall have requested that the Registrable Securities be sold.

     Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

     The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

6.5  Indemnification

          (a)  Indemnification by Company.  In connection with each Registration
               --------------------------
Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder, its officers, directors and agents and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b)  Indemnification by Holder.  In connection with each Registration
               -------------------------
Statement, each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.5(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

          (c)  Conduct of Indemnification Procedure.  Any party that proposes to
               ------------------------------------
assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.5(a) or 6.5(b) shall be available to any party who shall fail to give notice as provided in this Section 6.5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

          (d)  Contribution.  In connection with each Registration Statement
               ------------
relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 6.5 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything to the contrary in this Section 6.5(d), no selling Holder of Registrable Securities shall be required to contribute any amount in excess of the net proceeds it received in connection with its sale of Registrable Securities.

          (e)  Underwriting Agreement to Control.  Notwithstanding the foregoing
               ---------------------------------
provisions of this Section 6.5, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

          (f)  Specific Performance. The Company and the Holder acknowledge that
               --------------------
remedies at law for the enforcement of this Section 6.5 may be inadequate and intend that this Section 6.5 shall be specifically enforceable.

          (g)  Survival of Obligations.  The obligations of the Company and the
               -----------------------
Holder under this Section 6.5 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Article 6, and otherwise.

6.6  Reports Under Securities Exchange Act of 1934

     With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined us SEC Rule 144, at all times after 90 days after the effective date of the first registration statement filed by the Company for the offering of its securities to the general public;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.

                                   ARTICLE 7

                                 OTHER MATTERS

7.1  Binding Effects; Benefits

     This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

7.2  No Inconsistent Agreements

     The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

7.3  Adjustments Affecting Registrable Securities

     The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

7.4  Integration/Entire Agreement

     This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

7.5  Amendments and Waivers

     The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

7.6  Counterparts

     This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.7  Governing Law

     This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

7.8  Severability

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

7.9  Attorneys' Fees

     In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

7.10 Computations of Consent

     Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

7.11 Notice

     Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to him in care of TMP Interactive, Inc., 5 Clock Tower Place, Suite 500, Maynard, Massachusetts 01754, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at: 1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992, Attention: Secretary, or if the Company has designated, by notice in writing to the Holder, any other address, to such other address.

     The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.

     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 2nd day of May, 2000.


                              THE NETPLEX GROUP, INC.


                              By: _______________________________
                                   Title:


Attest: _______________________

                                 EXERCISE FORM

                   (To be executed upon exercise of Warrant)



Netplex Group, Inc.
1800 Robert Fulton Drive, Suite 250
Reston, Virginia 29191-9992

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares herewith tenders payment for ______________ of the Warrant Shares to the order of The Netplex Group, Inc. in the amount of $______ in accordance with the terms of this Warrant; or


     Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                         Name



                              (Please print Name, Address and Social
                               Security No.)
                              Signature
                              Federal Tax ID #

                               Note:  The above signature should correspond
                                      exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.


     If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                  ASSIGNMENT

               (To be executed only upon assignment of Warrant)


     For value received, ___________________ hereby sells, assigns and transfers unto __________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:


Name(s) of                                                      No. of
Assignee(s)                   Address                       Warrant Shares
-----------                   -------                       --------------



And if said number of Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares registered by said Warrant.


Dated: ____________, 20__  Signature
                                        Note:  The above signature should
                                               correspond exactly with the name
                                               on the face of this Warrant

THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

VOID AFTER 5:00 P.M., NEW YORK TIME, ON MAY 2, 2003, OR IF NOT A BUSINESS DAY, AS DEFINED HEREIN, AT 5:00 P.M., NEW YORK TIME, ON THE NEXT FOLLOWING BUSINESS DAY.


                              WARRANT TO PURCHASE

                                   2,000,000

                            SHARES OF COMMON STOCK

                                      OF

                            THE NETPLEX GROUP, INC.


No. W-2


     This certifies that, for value received, TMP Interactive, Inc. and its registered assigns (collectively, the "Warrantholder"), is entitled to purchase from The Netplex Group, Inc., a corporation incorporated under the laws of the State of New York (the "Company"), subject to the terms and conditions hereof, at any time on or after the date hereof and before 5:00 p.m., New York time on May 2, 2003 (or, if such day is not a Business Day, at or before 5:00 p.m., New York time, on the next following Business Day), up to 2,000,000 fully paid and nonassessable shares of Common Stock of the Company at the Exercise Price (as defined herein). The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as provided in Article 3 hereof.

                                   ARTICLE 1

                              DEFINITION OF TERMS

     As used in this Warrant, the following capitalized terms shall have the following respective meanings:

     (a)  Business Day:  A day other than a Saturday, Sunday or other day on
          ------------
which banks in the State of New York are authorized by law to remain closed.

     (b)  Common Stock: Common Stock, par value $.001 per share, of the Company.
          ------------

     (c)  Common Stock Equivalents:  Securities that are convertible into or
          ------------------------
exercisable for shares of Common Stock.

     (c)  Co-Branding Agreement: That certain Co-Branded Services Agreement,
          ---------------------
dated the date hereof, among TMP Interactive, Inc., The Netplex Group, Inc. and Contractors Resources, Inc.

     (d)  Demand Registration:  See Section 6.2.
          -------------------

     (e)  Exchange Act:  The Securities Exchange Act of 1934, as amended.
          ------------

     (f)  Exercise Price: $9.00 per Warrant Share, as such price may be adjusted
          --------------
from time to time pursuant to Article 3 hereof.

     (g)  Expiration Date:  5:00 p.m., New York time, on May 2, 2003, or if such
          ---------------
day is not a Business Day, the next succeeding day which is a Business Day.

     (h)  Holder:  A Holder of Registrable Securities.
          ------

     (i)  NASD:  National Association of Securities Dealers, Inc.
          ----

     (j)  Person: An individual, partnership, joint venture, corporation, trust,
          ------
unincorporated organization or government or any department or agency thereof.

     (k)  Piggyback Registration:  See Section 6.1.
          ----------------------

     (l)  Prospectus:  Any prospectus included in any Registration Statement, as
          ----------
amended or supplemented by any prospectus supplement, or to which a Term Sheet (as defined in Rule 434 under the Securities Act) relates, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all materials incorporated by reference in such Prospectus.

     (m)  Public Offering:  A public offering of any of the Company's equity or
          ---------------
debt securities
pursuant to Registration Statement under the Securities Act.

     (n)  Registrable Securities:  Any Warrant Shares issued to TMP Interactive,
          ----------------------
Inc. and/or its designees or transferees and/or other securities that may be or are issued by the Company upon exercise of the Warrants, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, and as adjusted pursuant to Article 3 hereof; provided, however, that as to any particular security contained in Registrable Securities, such securities shall cease to be Registrable Securities when (i) a Registration Statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such Registration Statement; or (ii) they shall have been sold to the public pursuant to Rule 144(k) (or any successor provision) under the Securities Act.

     (o)  Registration Expenses:  Any and all expenses incurred in connection
          ---------------------
with any registration or action incident to performance of or compliance by the Company with Article 6, including, without limitation, (i) all SEC, national securities exchange and NASD registration and filing fees; all listing fees and all transfer agent fees; (ii) all fees and expenses of complying with state securities or blue sky laws (including the fees and disbursements of counsel of the underwriters in connection with blue sky qualifications of the Registrable Securities); (iii) all printing, mailing, messenger and delivery expenses; (iv) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits and/or "cold comfort" letters required by or incident to such performance and compliance; and (v) any disbursements of underwriters customarily paid by issuers or sellers of securities including the reasonable fees and expenses of any special experts retained by the underwriters in connection with the requested registration, but excluding underwriting discounts and commissions, brokerage fees and transfer taxes, if any, and fees of counsel or accountants retained by the holders of Registrable Securities to advise them in their capacity as Holders of Registrable Securities.

     (s)  Registration Statement:  Any registration statement of the Company
          ----------------------
filed or to be filed with the SEC which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including all amendments (including post-effective amendments) and supplements thereto, all exhibits thereto and all material incorporated therein by reference.

     (t)  SEC:  The Securities and Exchange Commission or any other federal
          ---
agency at the time administering the Securities Act and the Exchange Act.

     (u)  Securities Act:  The Securities Act of 1933, as amended.
          --------------

     (v)  25% Holders:  At any time as to which a Demand Registration is
          -----------
requested, the Holder and/or the holders of any other Warrants and/or the holders of Warrant Shares who have the right to acquire or hold, as the case may be, not less than 25% of the combined total of Warrant Shares issuable and Warrant Shares outstanding (other than Warrant Shares which are no longer Registrable Securities by reason of the proviso to the definition of the term "Registrable Securities") at the time such Demand Registration is requested.

     (w)  Warrant Shares:  Common Stock, Common Stock Equivalents and other
          --------------
securities purchased or purchasable upon exercise or conversion of the Warrants.

     (x)  Warrantholder: The person(s) or entity(ies) to whom this Warrant is
          -------------
originally issued, or any successor in interest thereto, or any assignee or transferee thereof, in whose name this Warrant is registered upon the books to be maintained by the Company for that purpose.

     (y)  Warrants:  This Warrant and all other warrants that may be issued in
          --------
its place (together evidencing the right to purchase an aggregate of up to 2,000,000 shares of Common Stock), originally issued as set forth in the definition of Registrable Securities.

                                   ARTICLE 2

                       DURATION AND EXERCISE OF WARRANT

2.1  Duration of Warrant

     The Warrantholder may exercise this Warrant at any time and from time to time after 9:00 a.m., New York time, on the date which is two years from the date hereof and before 5:00 p.m., New York time, on the Expiration Date. Notwithstanding the foregoing sentence, if the Co-Branding Agreement is terminated prior to May 2, 2002 by Contractors Resources, Inc. pursuant to
Section 9 thereto or by TMP Interactive, Inc. pursuant to Sections 9(a)(i),
(a)(ii), (a)(iii), (a)(iv), (a)(v) or (a)(vi) thereto, a portion of this Warrant equal to the product of (a) 2,000,000 and (b) a fraction (i) the numerator of which is equal to the number of months elapsed between the date hereof and the date of such termination and (ii) the denominator of which is 24, shall become immediately exercisable. Notwithstanding anything herein to the contrary, in the event of a termination of the Co-Branding Agreement by Contractors Resources, Inc. pursuant to Section 9 thereto, TMP Interactive, Inc. shall solely be entitled to exercise, at any time and from time to time after 9:00 a.m., New York time, on May 2, 2002 and before 5:00 p.m., New York time, on the Expiration Date, a portion of this Warrant equal to the product of (a) 2,000,000 and (b) a fraction (i) the numerator of which is equal to the number of months elapsed between the date hereof and the date of such termination, and the remaining portion shall become void, and all rights hereunder shall thereupon cease.

2.2  Method of Exercise

          (a) The Warrantholder may exercise this Warrant, in whole or in part, by presentation and surrender of this Warrant to the Company at its corporate office at 1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992, or at the office of its stock transfer agent, if any, with the Exercise Form annexed hereto duly executed, accompanied by payment of the full Exercise Price for each Warrant Share to be purchased in accordance with Section 2.3(a).

          (b) Upon receipt of this Warrant with the Exercise Form fully executed and accompanied by payment of the aggregate Exercise Price for the Warrant Shares for which this Warrant is then being exercised, the Company shall cause to be issued certificates for the total number of whole shares of Common Stock for which this Warrant is being exercised in accordance with Section 2.3(a) (adjusted to reflect the effect of the anti-dilution provisions contained in Article 3 hereof, if any, and as provided in Section 2.4 hereof) in such denominations as are requested for delivery to the Warrantholder, and the Company shall thereupon deliver such certificates to the Warrantholder. The Warrantholder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise as of the time of receipt of the Exercise Form and payment in accordance with the preceding sentence, in the case of an exercise for cash pursuant to Section 2.3(a), notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Warrantholder. If at the time this Warrant is exercised, a Registration Statement is not in effect to register under the Securities Act the Warrant Shares issuable upon exercise of this Warrant, the Company may, prior to the satisfaction of any holding period required by Rule 144 promulgated under the Securities Act, require the Warrantholder to make such representations, and may place the legends on certificates representing the Warrant Shares, as may be reasonably required in the opinion of counsel to the Company to permit the Warrant Shares to be issued without such registration.

          (c) In case the Warrantholder shall exercise this Warrant with respect to less than all of the Warrant Shares that may be purchased under this Warrant, the Company shall execute as of the exercise date a new warrant in the form of this Warrant for the balance of such Warrant Shares and deliver such new warrant to the Warrantholder within 10 days following the exercise date (or, if later, the Net Issuance Exercise Date).

          (d) The Company shall pay any and all stock transfer and similar taxes which may be payable in respect of the issuance of any Warrant Shares.

2.3  Exercise of Warrant

          (a)  Right to Exercise for Cash.  This Warrant may be exercised by the
               --------------------------
Holder by delivery of payment to the Company, for the account of the Company, by cash, by certified or bank cashier's check or by wire transfer, of the Exercise Price for the number of Warrant Shares specified in the Exercise Form in lawful money of the United States of America.


2.4  Reservation of Shares

     The Company hereby agrees that at all times there shall be reserved for issuance and delivery upon exercise of this Warrant such number of shares of Common Stock or other shares of capital stock of the Company from time to time issuable upon exercise of this Warrant. All such shares shall be duly authorized, and when issued upon such exercise, shall be validly issued, fully paid and non-assessable, free and clear of all liens, security interests, charges and other encumbrances or restrictions on sale (except as contemplated by Sections 2.2(b) and 5.2) and free and clear of all preemptive and other similar rights.

2.5  Fractional Shares

     The Company shall not be required to issue any fraction of a share of its capital stock in connection with the exercise of this Warrant, and in any case where the Warrantholder would, except for the provisions of this Section 2.5, be entitled under the terms of this Warrant to receive a fraction of a share upon the exercise of this Warrant, the Company shall, upon the exercise of this Warrant, pay to the Warrantholder an amount in cash equal to the fair market value of such fractional share as of the exercise date.

2.6  Listing

     Prior to the issuance of any shares of Common Stock upon exercise of this Warrant, the Company shall use its best efforts to secure the listing of such shares of Common Stock upon each national securities exchange or automated quotation system, if any, upon which shares of Common Stock are then listed (subject to official notice of issuance upon exercise of this Warrant) and shall maintain, so long as any other shares of Common Stock shall be so listed, such listing of all shares of Common Stock from time to time issuable upon the exercise of this Warrant; and the Company shall use its best efforts to so list on each national securities exchange or automated quotation system, and shall maintain such listing of, any other shares of capital stock of the Company issuable upon the exercise of this Warrant if and so long as any shares of the same class shall be listed on such national securities exchange or automated quotation system.

                                   ARTICLE 3

                     ADJUSTMENT OF SHARES OF COMMON STOCK
                       PURCHASABLE AND OF EXERCISE PRICE

     The Exercise Price and the number and kind of Warrant Shares shall be subject to adjustment from time to time upon the happening of certain events as provided in this Article 3.

3.1  Mechanical Adjustments

          (a) If at any time prior the exercise of this Warrant in full, the Company shall (i) declare a dividend or make a distribution on the Common Stock payable in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class); (ii) subdivide, reclassify or recapitalize its outstanding Common Stock into a greater number of shares; (iii) combine, reclassify or recapitalize its outstanding Common Stock into a smaller number of shares; or (iv) issue any shares of its capital stock by reclassification of its Common Stock (including any such reclassification in connection with a consolidation or a merger in which the Company is the continuing corporation), the number of Warrant Shares issuable upon exercise of the Warrant and/or the Exercise Price in effect at the time of the record date of such dividend, distribution, subdivision, combination, reclassification or recapitalization shall be adjusted so that the Warrantholder shall be entitled to receive the aggregate number and kind of shares which, if this Warrant had been exercised in full immediately prior to such event, the Warrantholder would have owned upon such exercise and been entitled to receive by virtue of such dividend, distribution, subdivision, combination, reclassification or recapitalization. Any adjustment required by this Section 3.1(a) shall be made successively immediately after the record date, in the case of a dividend or distribution, or the effective date, in the case of a subdivision, combination, reclassification or recapitalization, to allow the purchase of such aggregate number and kind of shares.

          (b) If any time prior to the exercise of this Warrant in full, the Company shall fix a record date for the issuance or making of a distribution to all holders of the Common Stock (including any such distribution to be made in connection with a consolidation or merger in which the Company is to be the continuing corporation) of evidences of its indebtedness, any other securities of the Company or any cash, property or other assets (excluding a combination, reclassification or recapitalization referred to in Section 3.1(a), regular cash dividends or cash distributions paid out of net profits legally available therefor and in the ordinary course of business if the full amount thereof, together with the value of other dividends and distributions made substantially concurrently therewith or pursuant to a plan which includes payment thereof, is equivalent to not more than 5% of the Company's net worth, or subscription rights, options or warrants for Common Stock or Common Stock Equivalents (excluding those referred to in Section 3.1(b)) (any such nonexcluded event being herein called a "Special Dividend")), the Exercise Price shall be decreased immediately after the record date for such Special Dividend to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the then current market price of the Common Stock (as defined in Section 3.1(e)) on such record date less the fair market value (as determined by the Company's Board of Directors) of the evidences of indebtedness, securities or property, or other assets issued or distributed in such Special Dividend applicable to one share of Common Stock or of such subscription rights or warrants applicable to one share of Common Stock and the denominator of which shall be the then current market price per share of Common Stock (as so determined). Any adjustments required by this Section 3.1(b) shall be made successively whenever such a record date is fixed and in the event that such distribution is not so made, the Exercise Price shall again be adjusted to be the Exercise Price that was in effect immediately prior to such record date.

          (c) If at any time prior to the exercise of this Warrant in full, the Company shall make a distribution to all holders of the Common Stock of stock of a subsidiary or securities convertible into or exercisable for such stock, then in lieu of an adjustment in the Exercise Price or the number of Warrant Shares purchasable upon the exercise of this Warrant, each Warrantholder, upon the exercise hereof at any time after such distribution, shall be entitled to receive from the Company, such subsidiary or both, as the Company shall determine, the stock or other securities to which such Warrantholder would have been entitled if such Warrantholder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in this Article 3, and the Company shall reserve, for the life of the Warrant, such securities of such subsidiary or other corporation; provided, however, that no adjustment in respect of dividends or interest on such stock or other securities shall be made during the term of this Warrant or upon its exercise.

          (d) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to one or more of paragraphs (a) and (b) of this Section 3.1, the Warrant Shares shall simultaneously be adjusted by multiplying the number of Warrant Shares initially issuable upon exercise of each Warrant by the Exercise Price in effect on the date thereof and dividing the product so obtained by the Exercise Price, as adjusted.

          (e) For the purpose of any computation under this Section 3.1, the current market price per share of Common Stock at any date shall be deemed to be the average of the daily closing prices for 20 consecutive trading days commencing 30 trading days before such date. The closing price for each day shall be the last sale price regular way or, in case no such reported sales take place on such day, the average of the last reported bid and asked prices regular way, in either case on the principal national securities exchange on which the Common Stock is admitted to trading or listed, or if not listed or admitted to trading on such exchange, the representative closing bid price as reported by Nasdaq, or other similar organization if Nasdaq is no longer reporting such information, or if not so available, the fair market price as determined in good faith by the Board of Directors of the Company.

          (f) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least five cents ($.05) in such price; provided, however, that any adjustments which by reason of this paragraph (f) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this Section
3.1 shall be made to the nearest cent or to the nearest one-hundredth of a share, as the case may be. Notwithstanding anything in this Section 3.1 to the contrary, the Exercise Price shall not be reduced to less than the then existing par value of the Common Stock as a result of any adjustment made hereunder.

          (g) In the event that at any time, as a result of any adjustment made pursuant to Section 3.1(a), the Warrantholder thereafter shall become entitled to receive any shares of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in this Section 3.1.

          (h) In case any event shall occur as to which the other provisions of this Article 3 are not strictly applicable but as to which the failure to make any adjustment would not fairly protect the purchase rights represented by this Warrant in accordance with the essential intent and principles hereof then, in each such case, the Warrantholders representing the right to purchase a majority of the Warrant Shares subject to all outstanding Warrants may appoint a firm of independent public accountants of recognized national standing reasonably acceptable to the Company, which shall give their opinion as to the adjustment, if any, on a basis consistent with the essential intent and principles established herein, necessary to preserve the purchase rights represented by the Warrants. Upon receipt of such opinion, the Company will promptly mail a copy thereof to the Warrantholder and shall make the adjustments described therein. The fees and expenses of such independent public accountants shall be borne by the Company.

          (i) If, as a result of an adjustment made pursuant to this Article 3, the Holder of any Warrant thereafter surrendered for exercise shall become entitled to receive shares of two or more classes of capital stock or shares of Common Stock and other capital stock of the Company, the Board of Directors (whose determination shall be conclusive and shall be described in a written notice to the Holder of any Warrant promptly after such adjustment) shall determine the allocation of the adjusted Exercise Price between or among shares or such classes of capital stock or shares of Common Stock and other capital stock.

3.2  Notices of Adjustment

     Whenever the number of Warrant Shares or the Exercise Price is adjusted as herein provided, the Company shall prepare and deliver forthwith to the Warrantholder a certificate signed by its President, and by any Vice President, Treasurer or Secretary, setting forth the adjusted number of shares purchasable upon the exercise of this Warrant and the Exercise Price of such shares after such adjustment, setting forth a brief statement of the facts requiring such adjustment and setting forth the computation by which adjustment was made.

3.3  No Adjustment for Dividends

     Except as provided in Section 3.1 of this Agreement, no adjustment in respect of any cash dividends shall be made during the term of this Warrant or upon the exercise of this Warrant.

3.4  Preservation of Purchase Rights in Certain Transactions

     In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or in case of any consolidation or merger of the Company with or into another corporation (other than merger with a subsidiary in which the Company is the continuing corporation and that does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in the case of any sale, lease, transfer or conveyance to another corporation of the property and assets of the Company as an entirety or substantially as an entirety, the Holder of this Warrant shall have the right thereafter to receive on the exercise of this Warrant the kind and amount of securities, cash or other property which the Holder would have owned or have been entitled to receive immediately after such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance had this Warrant been exercised immediately prior to the effective date of such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and in any such case, if necessary, appropriate adjustment shall be made in the application of the provisions set forth in this Article 3 with respect to the rights and interests thereafter of the Holder of this Warrant to the end that the provisions set forth in this Article 3 shall thereafter correspondingly be made applicable, as nearly as may reasonably be, in relation to any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant. The provisions of this Section 3.4 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, statutory exchanges, sales or conveyances. The issuer of any shares of stock or other securities or property thereafter deliverable on the exercise of this Warrant shall be responsible for all of the agreements and obligations of the Company hereunder. Notice of any such reorganization, reclassification, consolidation, merger, statutory exchange, sale or conveyance and of said provisions so proposed to be made, shall be mailed to the Holders of the Warrants not less than 30 days prior to such event. A sale of all or substantially all of the assets of the Company for a consideration consisting primarily of securities shall be deemed a consolidation or merger for the foregoing purposes.

3.5  Form of Warrant After Adjustments

     The form of this Warrant need not be changed because of any adjustments in the Exercise Price or the number or kind of the Warrant Shares, and Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in this Warrant, as initially issued.

3.6  Treatment of Warrantholder

     Prior to due presentment for registration of transfer of this Warrant, the Company may deem and treat the Warrantholder as the absolute owner of this Warrant (notwithstanding any notation of ownership or other writing hereon) for all purposes and shall not be affected by any notice to the contrary.

                                   ARTICLE 4

             OTHER PROVISIONS RELATING TO RIGHTS OF WARRANTHOLDER

4.1  No Rights as Shareholders; Notice to Warrantholders

     Nothing contained in this Warrant shall be construed as conferring upon the Warrantholder or his or its transferees the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or of any other matter, or any rights whatsoever as shareholders of the Company. The Company shall give notice to the Warrantholder by registered mail if at any time prior to the expiration or exercise in full of the Warrants, any of the following events shall occur:

          (a) the Company shall authorize the payment of any dividend payable in any securities upon shares of Common Stock or authorize the making of any distribution (other than a cash dividend subject to the parenthetical set forth in Section 3.1(b)) to all holders of Common Stock;

          (b) the Company shall authorize the issuance to all holders of Common Stock of any additional shares of Common Stock or Common Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants (other than Common Stock or Common

     Stock Equivalents or of rights, options or warrants to subscribe for or purchase Common Stock or Common Stock Equivalents or of any other subscription rights, options or warrants subject to the parenthetical set forth in Section 3.1(b));

          (c) a dissolution, liquidation or winding up of the Company shall be proposed; or

          (d) a capital reorganization or reclassification of the Common Stock (other than a subdivision or combination of the outstanding Common Stock and other than a change in the par value of the Common Stock) or any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the continuing corporation and that does not result in any reclassification or change of Common Stock outstanding) or in the case of any sale or conveyance to another corporation of the property of the Company as an entirety or substantially as an entirety.

     Such giving of notice shall be initiated (i) at least 10 Business Days prior to the date fixed as a record date or effective date or the date of closing of the Company's stock transfer books for the determination of the shareholders entitled to such dividend, distribution or subscription rights, or for the determination of the shareholders entitled to vote on such proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up. Such notice shall specify such record date or the date of closing the stock transfer books, as the case may be. Failure to provide such notice shall not affect the validity of any action taken in connection with such dividend, distribution or subscription rights, or proposed merger, consolidation, sale, conveyance, dissolution, liquidation or winding up.

4.2  Lost, Stolen, Mutilated or Destroyed Warrants

     If this Warrant is lost, stolen, mutilated or destroyed, the Company may, on such terms as to indemnity or otherwise as it may in its reasonable judgment impose (which shall include reasonable costs and expenses and, in the case of a mutilated Warrant, including the surrender thereof), issue a new Warrant of like denomination and tenor as, and in substitution for, this Warrant.

                                   ARTICLE 5

                      SPLIT-UP, COMBINATION, EXCHANGE AND
                    TRANSFER OF WARRANTS AND WARRANT SHARES

5.1  Split-Up, Combination and Exchange of Warrants

     This Warrant may be split up, combined or exchanged for another Warrant or Warrants containing the same terms to purchase a like aggregate number of Warrant Shares. If the Warrantholder desires to split up, combine or exchange this Warrant, he or it shall make such request in writing delivered to the Company and shall surrender to the Company this Warrant and any other Warrants to be so split-up, combined or exchanged. Upon any such surrender for a split-up, combination or exchange, the Company shall execute and deliver to the person entitled thereto a Warrant or Warrants, as the case may be, as so requested. The Company shall not be required to effect any split-up, combination or exchange which will result in the issuance of a Warrant entitling the Warrantholder to purchase upon exercise a fraction of a share of Common Stock or a fractional Warrant. The Company may require such Warrantholder to pay a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any split-up, combination or exchange of Warrants.

5.2  Restrictions on Transfer, Restrictive Legends

     Except as otherwise permitted by this Section 5.2, each Warrant shall (and each Warrant issued upon direct or indirect transfer or in substitution for any Warrant issued pursuant to Section 5.1 shall) be stamped or otherwise imprinted with a legend in substantially the following form:

          "THIS WARRANT AND ANY SHARES ACQUIRED UPON THE EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED."

     Except as otherwise permitted by this Section 5.2, each stock certificate for Warrant Shares issued upon the exercise of any Warrant and each stock certificate issued upon the direct or indirect transfer of any such Warrant Shares shall be stamped or otherwise imprinted with a legend in substantially the following form:

          "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED OR ANY STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR OTHERWISE
     TRANSFERRED EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION
     STATEMENT FILED UNDER SUCH ACT AND LAWS OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT
     REQUIRED."

     Notwithstanding the foregoing, the Warrantholder may require the Company to issue a Warrant or a stock certificate for Warrant Shares, in each case without a legend, if (i) the issuance of such Warrant Shares has been registered under the Securities Act and any applicable state securities laws, (ii) such Warrant or such Warrant Shares, as the case may be, have been registered for resale under the Securities Act or sold pursuant to Rule 144 under the Securities Act (or a successor thereto) or (iii) the Warrantholder has received an opinion of counsel (who may be house counsel for such Warrantholder) reasonably satisfactory to the Company that such registration is not required with respect to such Warrant or such Warrant Shares, as the case may be.

                                   ARTICLE 6

                 REGISTRATION UNDER THE SECURITIES ACT OF 1933

6.1  Piggyback Registration

          (a)  Right to Include Registrable Securities.  If at any time or from
               ---------------------------------------
time to time prior to the second anniversary of the Expiration Date, the Company proposes to register any of its securities under the Securities Act on any form for the registration of securities under such Act, whether or not for its own account (other than by a registration statement on Form S-8 or other form which does not include substantially the same information as would be required in a form for the general registration of securities or would not be available for the Registrable Securities) (a "Piggyback Registration"), it shall as expeditiously as possible give written notice to all Holders of its intention to do so and of such Holders' rights under this Section 6.1. Such rights are referred to hereinafter as "Piggyback Registration Rights." Upon the written request of any such Holder made within 10 days after receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Holder), the Company shall include in the Registration Statement the Registrable Securities which the Company has been so requested to register by the Holders thereof and the Company shall use its reasonable best efforts to keep such registration statement in effect and maintain compliance with each federal and state law or regulation for the period necessary for such Holder to effect the proposed sale or other disposition (but in no event for a period greater than 90 days); provided that the Company shall not be in breach of its obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder.

          (b)  Withdrawal of Piggyback Registration by Company.  If, at any time
               -----------------------------------------------
after giving written notice of its intention to register any securities in a Piggyback Registration but prior to the effective date of the related Registration Statement, the Company shall determine for any reason not to register such securities, the Company shall give notice of such determination to each Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such Piggyback Registration. All best efforts obligations of the Company pursuant to Section 6.4 shall cease if the Company determines to terminate prior to such effective date any registration where Registrable Securities are being registered pursuant to this Section 6.1.

          (c)  Piggyback Registration of Underwritten Public Offering.  If a
               ------------------------------------------------------
Piggyback Registration involves an offering by or through underwriters, then (i) all Holders requesting to have their Registrable Securities included in the Company's Registration Statement must sell their Registrable Securities to the underwriters selected by the Company on the same terms and conditions as apply to other selling shareholders and (ii) any Holder requesting to have his or its Registrable Securities included in such Registration Statement may elect in writing, not later than three Business Days prior to the effectiveness of the Registration Statement filed in connection with such registration, not to have his or its Registrable Securities so included in connection with such registration.

          (d)  Payment of Registration Expenses for Piggyback Registration.  The
               -----------------------------------------------------------
Company shall pay all Registration Expenses in connection with each registration of Registrable Securities requested pursuant to a Piggyback Registration Right contained in this Section 6.1.

          (e)  Priority in Piggyback Registration.  If a Piggyback Registration
               ----------------------------------
involves an offering by or through underwriters, the Company, except as otherwise provided herein, shall not be required to include Registrable Shares therein if and to the extent the underwriter managing the offering reasonably believes in good faith and advises the Company (which shall promptly notify the Holder) that such inclusion would materially adversely affect such offering; provided that (i) if other selling shareholders without contractual registration rights have requested registration of securities in the proposed offering, the Company will reduce or eliminate such securities held by selling shareholders without registration rights before any reduction or elimination of Registrable Securities; and (ii) any such reduction or elimination (after taking into account the effect of clause (i)) shall be pro rata to all other selling shareholders with contractual registration rights.

6.2  Demand Registration

          (a)  Request for Registration.  If, at any time prior to the
               ------------------------
Expiration Date, any 25% Holders request that the Company file a registration statement under the Securities Act, as soon as practicable thereafter the Company shall use its best efforts to file a registration statement with respect to all Warrant Shares that it has been so requested to include and obtain the effectiveness thereof, and to take all other action necessary under federal or state law or regulation to permit the Warrant Shares that are held and/or that may be acquired upon the exercise of the Warrants specified in the notices of the Holders or holders hereof to be sold or otherwise disposed of, and the Company shall maintain such compliance with each such federal and state law and regulation for the period necessary for such Holders or Holders to effect the proposed sale or other disposition; provided, however, the Company shall be entitled to defer such registration for a period of up to 60 days if and to the extent that its Board of Directors shall in good faith determine that such registration would require disclosure of information not otherwise then required to be disclosed and that such disclosure would adversely affect any material business situation, transaction or negotiation then proposed, contemplated or being engaged in by the Company. The Company shall also promptly give written notice to the Holders and the holders of any other Warrants and/or the holders of any Warrant Shares who or that have not made a request to the Company pursuant to the provisions of this Section 6.2(a) of its intention to effect any required registration or qualification, and shall use its best efforts to effect as expeditiously as possible such registration or qualification of all such other Warrant Shares that are then held and/or that may be acquired upon the exercise of the Warrants, the Holder or holders of which have requested such registration or qualification, within 15 days after such notice has been given by the Company, as provided in the preceding sentence. The Company shall be required to effect a registration or qualification pursuant to this Section 6.2(a) on one occasion only.

          (b)  Payment of Registration Expenses for Demand Registration.  The
               --------------------------------------------------------
Company shall pay all Registration Expenses in connection with the Demand Registration.

                                      65-

          (c)  Selection of Underwriters.  If any Demand Registration is
               -------------------------
requested to be in the form of an underwritten offering, the managing underwriter shall be selected and obtained by the Holders of a majority of the Warrant Shares to be registered. Such selection shall be subject to the Company's consent, which consent shall not be unreasonably withheld.

          (d)  Procedure for Requesting Demand Registration.  Any request for a
               --------------------------------------------
Demand Registration shall specify the aggregate number of the Registrable Securities proposed to be sold and the intended method of disposition. Within 10 days after receipt of such a request the Company will give written notice of such registration request to all Holders, and, subject to the limitations of
Section 6.2(b), the Company will include in such registration all Registrable Securities with respect to which the Company has received written requests for inclusion therein within 15 Business Days after the date on which such notice is given. Each such request shall also specify the aggregate number of Registrable Securities to be registered and the intended method of disposition thereof.

6.3  Buy-Outs of Registration Demand

     In lieu of carrying out its obligations to effect a Piggyback Registration or Demand Registration of any Registrable Securities pursuant to this Article 6, the Company may carry out such obligation by offering to purchase and purchasing such Registrable Securities requested to be registered in an amount in cash equal to the difference between (a) 95% of the last sale price of the Common Stock on the day the request for registration is made and (b) the Exercise Price in effect on such day; provided, however, that the Holder or Holders may withdraw such request for registration rather than accept such offer by the Company.

6.4  Registration Procedures

     If and whenever the Company is required to use its best efforts to take action pursuant to any Federal or state law or regulation to permit the sale or other disposition of any Registrable Securities that are then held or that may be acquired upon exercise of the Warrants in order to effect or cause the registration of any Registrable Securities under the Securities Act as provided in this Article 6, the Company shall, as expeditiously as practicable, use its best efforts to:

          (a) prepare and file with the SEC, as soon as practicable within 60 days after the end of the period within which requests for registration may be given to the Company (but subject to the provision for deferral contained in Section 6.2(a) hereof) a Registration Statement or Registration Statements relating to the registration on any appropriate form under the Securities Act, which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statements to become effective; provided that before filing a Registration Statement or Prospectus or any amendment or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Company will furnish to the Holders of the Registrable Securities covered by such Registration Statement and the underwriters, if any, copies of all such documents proposed to be filed, which documents will be subject to the review of such Holders and underwriters; provided, that the Company shall not be in breach of its

                                      66-
obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder;

          (b) prepare and file with the SEC such amendments and post-effective amendments to a Registration Statement as may be necessary to keep such Registration Statement effective for 180 days if the offering is not underwritten, provided, that such 180 day period shall be extended by the number of days a Prospectus is not available pursuant to Section 6.4(k) because of the occurrence of an event set forth in Section 6.4(c)(vi); provided, that the Company shall not be in breach of its obligations hereunder or otherwise responsible for any failure to keep such registration statement in effect caused by any act or omission of a Holder; cause the related Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such Prospectus;

          (c) notify the selling Holders of Registrable Securities and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective; (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related Prospectus or for additional information;
(iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (iv) if at any time the representations and warranties of the Company contemplated by paragraph (m) below ceases to be true and correct in all material respects; (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purposes; and (vi) of the happening of any event that makes any statement of a material fact made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement or Prospectus so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading:

          (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment (subject to Section 6.4(a));

          (e) if reasonably requested by the managing underwriters, immediately incorporate in a Prospectus supplement or post-effective amendment such information as the managing underwriters believe (on advice of counsel) should be included therein as required by applicable law relating to such sale of Registrable Securities, including, without limitation, information with respect to the purchase price being paid for the Registrable Securities by such underwriters and with respect to any other terms of the underwritten (or "best-efforts" underwritten)

                                      67-
offering; and make all required filings of such Prospectus supplement or post-effective amendment as soon as notified of the matters to be incorporated in such Prospectus supplement or post-effective amendment;

          (f) furnish to each selling Holder of Registrable Securities and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference);

          (g) deliver to each selling Holder of Registrable Securities and the underwriters, if any, without charge, as many copies of the Prospectus or Prospectuses (including each preliminary prospectus) any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of such Prospectus or any amendment or supplement thereto by each of the selling Holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus or any amendment or supplement thereto;

          (h) prior to any public offering of Registrable Securities, cooperate with the selling Holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or Blue Sky laws of such jurisdictions within the United States as any selling Holder or underwriter reasonably requests in writing, keep each such registration or qualification effective during the period such Registration Statement is required to be kept effective and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the applicable Registration Statement; provided that the Company will not be required to (i) qualify to do business in any jurisdiction where it not then so qualified or (ii) to take any action which would subject the Company to (a) general service of process in any jurisdiction where it is not at the time so subject, or (b) taxation by any jurisdiction where it is not at the time so subject;

          (i) cooperate with the selling Holders of Registrable Securities and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends to the extent permitted by applicable law and regulation; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two Business Days prior to any sale of Registrable Securities to the underwriters;

          (j) use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

          (k) upon the occurrence of any event contemplated by Section 6.4(c)(vi) above, prepare a supplement or post-effective amendment to the applicable Registration Statement or

                                      68-
related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

          (l) with respect to each issue or class of Registrable Securities, use its best efforts to cause all Registrable Securities covered by the Registration Statements to be listed on each securities exchange or automated quotation system, if any, on which similar securities issued by the Company are then listed if requested by the Holders of a majority of such issue or class of Registrable Securities;

          (m) enter into such agreements (including an underwriting agreement) and take all such other action reasonably required in connection therewith in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, if the registration is in connection with an underwritten offering (i) make such representations and warranties to the underwriters (or the Holders of the Registrable Securities if such offering is not underwritten), in such form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested; (ii) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions in form, scope and substance shall be reasonably satisfactory to the underwriters) addressed to the underwriters covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such underwriters; (iii) obtain "cold comfort" letters and updates thereof from the Company's accountants addressed to the underwriters, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with underwritten offerings; (iv) set forth in full in any underwriting agreement entered into the indemnification provisions and procedures of Section 6.5 hereof with respect to all parties to be indemnified pursuant to said Section; and (v) deliver such documents and certificates as may be reasonably requested by the underwriters to evidence compliance with clause (i) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company; the above shall be done at each closing under such underwriting or similar agreement or as and to the extent required hereunder;

          (n) make available for inspection by one or more representatives of the Holders of Registrable Securities being sold, any underwriter participating in any disposition pursuant to such registration, and any attorney or accountant retained by such Holders or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such representatives, in connection with such; and

          (o) otherwise use its best efforts to comply with all applicable Federal and state regulations; and take such other action as may be reasonably necessary to or advisable to enable each such Holder and each such underwriter to consummate the sale or disposition in such jurisdiction or jurisdiction in which any such Holder or underwriter shall have requested that the Registrable Securities be sold.

                                      69-

     Except as otherwise provided in this Agreement, the Company shall have sole control in connection with the preparation, filing, withdrawal, amendment or supplementing of each Registration Statement, the selection of underwriters, and the distribution of any preliminary prospectus included in the Registration Statement, and may include within the coverage thereof additional shares of Common Stock or other securities for its own account or for the account of one or more of its other security holders.

     The Company may require each Seller of Registrable Securities as to which any registration is being effected to furnish to the Company such information regarding the distribution of such securities and such other information as may otherwise be required by the Securities Act to be included in such Registration Statement.

6.5  Indemnification

          (a)  Indemnification by Company.  In connection with each Registration
               --------------------------
Statement relating to disposition of Registrable Securities, the Company shall indemnify and hold harmless each Holder, its officers, directors and agents and each underwriter of Registrable Securities and each Person, if any, who controls such Holder or underwriter (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) against any and all losses, claims, damages and liabilities, joint or several (including any reasonable investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of any action, suit or proceeding or any claim asserted), to which they, or any of them, may become subject under the Securities Act, the Exchange Act or other federal or state law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement, Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, or arise out of or are based upon any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that such indemnity shall not inure to the benefit of any Holder or underwriter (or any Person controlling such Holder or underwriter within the meaning of Section 15 of the Securities Act or
Section 20 of the Exchange Act) on account of any losses, claims, damages or liabilities arising from the sale of the Registrable Securities if such untrue statement or omission or alleged untrue statement or omission was made in such Registration Statement, Prospectus or preliminary prospectus, or such amendment or supplement, in reliance upon and in conformity with information furnished in writing to the Company by such Holder or underwriter specifically for use therein. The Company shall also indemnify selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange
Act) to the same extent as provided above with respect to the indemnification of the Holders of Registrable Securities, if requested. This indemnity agreement shall be in addition to any liability which the Company may otherwise have.

          (b)  Indemnification by Holder.  In connection with each Registration
               -------------------------
Statement,

                                      70-
each Holder shall indemnify, to the same extent as the indemnification provided by the Company in Section 6.5(a), the Company, its directors and each officer who signs the Registration Statement and each Person who controls the Company (within the meaning of Section 15 of the Securities Act and Section 20 of the Exchange Act) but only insofar as such losses, claims, damages and liabilities arise out of or are based upon any untrue statement or omission or alleged untrue statement or omission which was made in the Registration Statement, the Prospectus or preliminary prospectus or any amendment thereof or supplement thereto, in reliance upon and in conformity with information furnished in writing by such Holder to the Company specifically for use therein. In no event shall the liability of any selling Holder of Registrable Securities hereunder be greater in amount than the dollar amount of the net proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above, with respect to information so furnished in writing by such Persons specifically for inclusion in any Prospectus, Registration Statement or preliminary prospectus or any amendment thereof or supplement thereto.

          (c)  Conduct of Indemnification Procedure.  Any party that proposes to
               ------------------------------------
assert the right to be indemnified hereunder will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim is to be made against an indemnifying party or parties under this Section, notify each such indemnifying party of the commencement of such action, suit or proceeding, enclosing a copy of all papers served. No indemnification provided for in Section 6.5(a) or 6.5(b) shall be available to any party who shall fail to give notice as provided in this Section 6.5(c) if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the omission so to notify such indemnifying party of any such action, suit or proceeding shall not relieve it from any liability that it may have to any indemnified party for contribution otherwise than under this Section. In case any such action, suit or proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof and the approval by the indemnified party of such counsel, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses, except as provided below and except for the reasonable costs of investigation subsequently incurred by such indemnified party in connection with the defense thereof. The indemnified party shall have the right to employ its counsel in any such action, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the employment of counsel by such indemnified party has been authorized in writing by the indemnifying parties, (ii) the indemnified party shall have reasonably concluded that there may be a conflict of interest between the indemnifying parties and the indemnified party in the conduct of the defense of such action (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party) or (iii) the indemnifying parties shall not have employed counsel to assume the defense of such action within a reasonable time after

                                      71-
notice of the commencement thereof, in each of which cases the fees and expenses of counsel shall be at the expense of the indemnifying parties. An indemnified party shall not be liable for any settlement of any action, suit, proceeding or claim effected without its written consent.

          (d)  Contribution.  In connection with each Registration Statement
               ------------
relating to the disposition of Registrable Securities, if the indemnification provided for in subsection (a) hereof is unavailable to an indemnified party thereunder in respect to any losses, claims, damages or liabilities referred to therein, then the indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in paragraph (a) or (b) of this Section 6.5 in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, or actions in respect thereof, as well as any other relevant equitable considerations. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. Notwithstanding anything to the contrary in this Section 6.5(d), no selling Holder of Registrable Securities shall be required to contribute any amount in excess of the net proceeds it received in connection with its sale of Registrable Securities.

          (e)  Underwriting Agreement to Control.  Notwithstanding the foregoing
               ---------------------------------
provisions of this Section 6.5, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the underwritten public offering of the Registrable Securities are in conflict with the foregoing provisions, the provisions in such underwriting agreement shall control.

          (f)  Specific Performance.  The Company and the Holder acknowledge
               --------------------
that remedies at law for the enforcement of this Section 6.5 may be inadequate and intend that this Section 6.5 shall be specifically enforceable.

          (g)  Survival of Obligations.  The obligations of the Company and the
               -----------------------
Holder under this Section 6.5 shall survive the completion of any offering of Registrable Securities pursuant to a Registration Statement under this Article 6, and otherwise.

6.6  Reports Under Securities Exchange Act of 1934

     With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company agrees to:

          (a) make and keep public information available, as those terms are understood and defined us SEC Rule 144, at all times after 90 days after the effective date of the first registration

                                      72-
statement filed by the Company for the offering of its securities to the general public;

          (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and

          (c) furnish to any Holder, so long as the Holder owns any Registrable Securities, forthwith upon request (i) a written statement by the Company that it has complied with the reporting requirements of SEC Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company), the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), or that it qualifies as a registrant whose securities may be resold pursuant to Form S-3 (at any time after it so qualifies), (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested in availing any Holder of any rule or regulation of the SEC which permits the selling of any such securities without registration or pursuant to such form.


                                   ARTICLE 7

                                 OTHER MATTERS

7.1  Binding Effects; Benefits

     This Warrant shall inure to the benefit of and shall be binding upon the Company and the Warrantholder and their respective heirs, legal representatives, successors and assigns. Nothing in this Warrant, expressed or implied, is intended to or shall confer on any person other than the Company and the Warrantholder, or their respective heirs, legal representatives, successors or assigns, any rights, remedies, obligations or liabilities under or by reason of this Warrant.

7.2  No Inconsistent Agreements

     The Company will not on or after the date of this Warrant enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Warrant or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to holders of the Company's securities under any other agreements.

7.3  Adjustments Affecting Registrable Securities

     The Company will not take any action outside the ordinary course of business, or permit any change within its control to occur outside the ordinary course of business, with respect to the Registrable Securities which is without a bona fide business purpose, and which is intended to interfere with the ability of the Holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

                                      73-

7.4  Integration/Entire Agreement

     This Warrant is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein with respect to the registration rights granted by the Company with respect to the Warrants. This Warrant supersedes all prior agreements and understandings between the parties with respect to such subject matter (other than warrants previously issued by the Company to the Warrantholder).

7.5  Amendments and Waivers

     The provisions of this Warrant, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of holders of at least a majority of the outstanding Registrable Securities. Holders shall be bound by any consent authorized by this Section whether or not certificates representing such Registrable Securities have been marked to indicate such consent.

7.6  Counterparts

     This Warrant may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

7.7  Governing Law

     This Warrant shall be governed by and construed in accordance with the laws of the State of New York.

7.8  Severability

     In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provisions in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

7.9  Attorneys' Fees

     In any action or proceeding brought to enforce any provisions of this Warrant, or where any provision hereof is validly asserted as a defense, the successful party shall be entitled to recover reasonable attorneys' fees and disbursements in addition to its costs and expenses and any other available remedy.

                                      74-

7.10 Computations of Consent

     Whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its affiliates (other than the Warrantholder or subsequent Holders if they are deemed to be such affiliates solely by reason of their holdings of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

7.11 Notice

     Any notices or certificates by the Company to the Holder and by the Holder to the Company shall be deemed delivered if in writing and delivered in person or by registered mail (return receipt requested) to the Holder addressed to him in care of TMP Interactive, Inc., 5 Clock Tower Place, Suite 500, Maynard, Massachusetts 01754, or, if the Holder has designated, by notice in writing to the Company, any other address, to such other address, and if to the Company, addressed to it at: 1800 Robert Fulton Drive, Suite 250, Reston, Virginia 29191-9992, Attention: Secretary, or if the Company has designated, by notice in writing to the Holder, any other address, to such other address.

     The Company may change its address by written notice to the Holder and the Holder may change its address by written notice to the Company.


     IN WITNESS WHEREOF, this Warrant has been duly executed by the Company under its corporate seal as of the 2nd day of May, 2000.


                              THE NETPLEX GROUP, INC.


                              By: _______________________________
                                    Title:


Attest: _______________________

                                      75-

                                 EXERCISE FORM

                   (To be executed upon exercise of Warrant)



Netplex Group, Inc.
1800 Robert Fulton Drive, Suite 250
Reston, Virginia 29191-9992

     The undersigned hereby irrevocably elects to exercise the right, represented by this Warrant, to purchase Warrant Shares herewith tenders payment for ______________ of the Warrant Shares to the order of The Netplex Group, Inc. in the amount of $______ in accordance with the terms of this Warrant; or


     Please issue a certificate or certificates for such Warrant Shares in the name of, and pay any cash for any fractional share to:

                         Name



                              (Please print Name, Address and Social
                               Security No.)
                              Signature
                              Federal Tax ID #

                               Note:  The above signature should correspond
                                      exactly with the name on the first page of this Warrant Certificate or with the name of the assignee appearing in the assignment form below.

     If said number of shares shall not be all the shares purchasable under the within Warrant Certificate, a new Warrant Certificate is to be issued in the name of said undersigned for the balance remaining of the shares purchasable thereunder.

                                      76-

                                  ASSIGNMENT

               (To be executed only upon assignment of Warrant)


     For value received, ___________________ hereby sells, assigns and transfers unto __________________ the within Warrant, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ attorney, to transfer said Warrant on the books of the within-named Company with respect to the number of Warrant Shares set forth below, with full power of substitution in the premises:


Name(s) of                                             No. of
Assignee(s)               Address                  Warrant Shares
-----------               -------                  --------------




And if said number of Warrant Shares shall not be all the Warrant Shares represented by the Warrant, a new Warrant is to be issued in the name of said undersigned for the balance remaining of the Warrant Shares registered by said Warrant.


Dated: __________, 20__ Signature
                                   Note:  The above signature should correspond
                                          exactly with the name on the face of
                                          this Warrant

                                      77-

                                                                       Exhibit D

              Monthly Data on Contractors to be Provided by MyBiz
              ---------------------------------------------------

1.   Number of visits from Monster.com/Monster Talent Market visitors

2.   Number of page views

3.   Number of users signed-up

4. Conversion data (number of users who registered for the Co-Branded Service, number of users who request a phone call from the Co-Branded Service, number of users in the sales pipeline)

                                      78-

                                                                      Schedule A


                                  Competitors
                                  -----------
*



* Confidential portions have been omitted and filed separately with the Commission.

                                      79-